Free Writing Prospectus
                                                      Filed pursuant to Rule 433
                                                          File No. 333-132809-16



                      STRUCTURAL AND COLLATERAL TERM SHEET

                            GSAMP 2006-HE4 TERM SHEET
                            -------------------------

                    IMPORTANT NOTICE REGARDING THE CONDITIONS
                  FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor the underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

                STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The Depositor has filed a registration statement (including the prospectus (the "Prospectus")) with the SEC for the offering to which this communication relates. Before you invest, you should read the Prospectus in the registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Depositor or Goldman, Sachs & Co., the underwriter, for this offering will arrange to send you the Prospectus if you request it by calling toll-free 1-800-323-5678.

The registration statement referred to above (including the Prospectus) is incorporated in this free writing prospectus by reference and may be accessed by clicking on the following hyperlink:

http://sec.gov/Archives/edgar/data/807641/000091412106000903/gs886094-s3.txt

     IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

ANY LEGENDS, DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AT THE BOTTOM OF THE EMAIL COMMUNICATION TO WHICH THIS FREE WRITING PROSPECTUS IS ATTACHED RELATING TO (1) THESE MATERIALS NOT CONSTITUTING AN OFFER (OR A SOLICITATION OF AN OFFER), (2) NO REPRESENTATION THAT THESE MATERIALS ARE ACCURATE OR COMPLETE AND MAY NOT BE UPDATED OR (3) THESE MATERIALS POSSIBLY BEING CONFIDENTIAL ARE NOT APPLICABLE TO THESE MATERIALS AND SHOULD BE DISREGARDED. SUCH LEGENDS, DISCLAIMERS OR OTHER NOTICES HAVE BEEN AUTOMATICALLY GENERATED AS A RESULT OF THESE MATERIALS HAVING BEEN SENT VIA BLOOMBERG OR ANOTHER SYSTEM.

                                  $972,303,000
                                  (Approximate)
                                 GSAMP 2006-HE4
                     GS Mortgage Securities Corp., Depositor
                       Mortgage Pass-Through Certificates

Overview of the Offered Certificates
------------------------------------

                    Approximate        Primary                         Initial        Estimated                            Expected
                     Principal       Collateral       Expected      Pass-Through      Avg. Life     Principal Payment    Moody's/S&P
  Certificates     Balance(1)(4)        Group      Credit Support      Rate(5)        (yrs)(2)         Window(2)(3)       Ratings(6)
------------------------------------------------------------------------------------------------------------------------------------
A-1                  $351,090,000      Group I         23.40%       LIBOR + [ ]%        2.04          07/06 - 07/12         Aaa/AAA
A-2A                 $210,577,000     Group II         23.40%       LIBOR + [ ]%        0.95          07/06 - 03/08         Aaa/AAA
A-2B                  $93,966,000     Group II         23.40%       LIBOR + [ ]%        2.00          03/08 - 10/08         Aaa/AAA
A-2C                  $86,610,000     Group II         23.40%       LIBOR + [ ]%        3.25          10/08 - 03/12         Aaa/AAA
A-2D                  $34,787,000     Group II         23.40%       LIBOR + [ ]%        6.05          03/12 - 07/12         Aaa/AAA
M-1                   $40,069,000   Group I & II       19.45%       LIBOR + [ ]%        4.76          06/10 - 07/12         Aa1/AA+
M-2                   $37,026,000   Group I & II       15.80%       LIBOR + [ ]%        4.55          02/10 - 07/12         Aa2/AA+
M-3                   $21,302,000   Group I & II       13.70%       LIBOR + [ ]%        4.44          01/10 - 07/12         Aa3/AA
M-4                   $19,274,000   Group I & II       11.80%       LIBOR + [ ]%        4.39          11/09 - 07/12          A1/AA
M-5                   $18,766,000   Group I & II       9.95%        LIBOR + [ ]%        4.35          10/09 - 07/12         A2/AA-
M-6                   $16,738,000   Group I & II       8.30%        LIBOR + [ ]%        4.32          10/09 - 07/12          A3/A+
M-7                   $16,230,000   Group I & II       6.70%        LIBOR + [ ]%        4.29          09/09 - 07/12         Baa1/A
M-8                   $14,709,000   Group I & II       5.25%        LIBOR + [ ]%        4.27          08/09 - 07/12         Baa2/A-
M-9                   $11,159,000   Group I & II       4.15%        LIBOR + [ ]%        4.25          08/09 - 07/12        Baa3/BBB+
------------------------------------------------------------------------------------------------------------------------------------
Total                 $972,303,000
------------------------------------------------------------------------------------------------------------------------------------

Non-Offered Certificates
------------------------

B-1                    $10,144,000  Group I & II       3.15%        LIBOR + [ ]%         N/A               N/A                  N/A
B-2                    $10,144,000  Group I & II       2.15%        LIBOR + [ ]%         N/A               N/A                  N/A


(1) The principal balances of the Certificates are calculated based on Mortgage Loan balances as of the Statistical Calculation Date, rolled one month forward using 8% CPR.

(2) Assuming payment based on the pricing speeds outlined in "Key Terms - Pricing Prepayment Assumption" and to a 10% Clean-up Call on all Certificates.

(3) The rated final distribution date for the Certificates is the Distribution Date in June 2036.

(4) The initial aggregate principal balance of the Certificates will be subject to an upward or downward variance of no more than approximately 10%.

(5) See the "Structure of the LIBOR Certificates" section of this Term Sheet for more information on the pass-through rates of the Certificates.

(6) The ratings on the Certificates do not constitute statements regarding the likelihood or frequency of prepayments on the Mortgage Loans, the payment of interest on the Certificates other than Accrued Certificate Interest (as described in this term sheet) or the possibility that a holder of an Certificate might realize a lower than anticipated yield.

Selected Mortgage Pool Data(7)
--------------------------------

                                                              Group I                          Group II                Aggregate
                                                ------------------------------------------------------------------------------------
                                                 Adjustable Rate     Fixed Rate      Adjustable Rate    Fixed Rate
------------------------------------------------------------------------------------------------------------------------------------
Total Scheduled Principal Balance:                 $393,695,679     $68,043,529      $467,191,540      $92,975,958    $1,021,906,706
Number of Mortgage Loans:                                 2,594             716             2,381            1,132             6,823
Average Scheduled Principal Balance:                   $151,772         $95,033          $196,217          $82,134          $149,774
Weighted Average Gross Coupon:                           8.720%          8.858%            8.426%           9.245%            8.643%
Weighted Average Net Coupon:(8)                          8.210%          8.348%            7.916%           8.735%            8.133%
Weighted Average Current FICO Score:                        614             623               626              623               621
Weighted Average Original LTV Ratio:                     80.47%          71.93%            79.93%           58.40%            77.64%
Weighted Average Combined Original LTV
Ratio:(9)                                                80.47%          82.19%            79.93%           83.63%            80.62%
Weighted Average Combined LTV
with Silent Seconds:(9)                                  87.36%          85.45%            91.51%           87.17%            89.11%
Weighted Average Std. Remaining Term (months):              361             342               362              334               357
Weighted Average Seasoning (months):                          1               1                 1                1                 1
Weighted Average Months to Roll:(10)                         25             N/A                24              N/A                24
Weighted Average Gross Margin:(10)                        6.20%             N/A             6.14%              N/A             6.17%
Weighted Average Initial Rate Cap:(10)                    2.60%             N/A             2.60%              N/A             2.60%
Weighted Average Periodic Rate Cap:(10)                   1.00%             N/A             1.00%              N/A             1.00%
Weighted Average Gross Max. Lifetime Rate:(10)           14.95%             N/A            14.70%              N/A            14.82%
% of Silent Seconds:(11)                                 32.08%          16.23%            43.70%           15.45%            34.82%
Non-Zero Weighted Average DTI%:                          42.41%          40.62%            42.39%           42.07%            42.25%
% of Loans with MI:                                       0.00%           0.00%             0.00%            0.00%             0.00%

(7) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Statistical Calculation Date.

(8) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.

(9) With respect to first lien Mortgage Loans, the original LTV ratio reflects the original loan-to-value ratio and with respect to the second lien mortgage loans, the combined original LTV ratio reflects the ratio of the sum of the original principal balance of the second lien Mortgage Loans, plus the original principal balance of the related first lien mortgage loan, to the value of the related mortgaged property; the combined LTV ratio with silent seconds reflects the ratio of the sum of the original principal balance of the second lien Mortgage Loans, including any Mortgage Loans with subordinate liens outside of the mortgage pool, plus the original principal balance of the related first lien Mortgage Loan, to the original value of the related mortgaged property.

(10) Represents the weighted average of the adjustable rate Mortgage Loans in the mortgage loan pool.

(11) Represents percentage of Mortgage Loans in the mortgage loan pool as to which a second lien Mortgage Loan secured by the related mortgaged property was originated in connection with the origination of the first lien Mortgage Loan. The second lien Mortgage Loan is not included in the mortgage loan pool.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Features of the Transaction
---------------------------

|X| The mortgage loans in the transaction consist of subprime, first and second lien, adjustable and fixed rate mortgage loans (the "Mortgage Loans"). The underlying loans were originated by the following mortgage originators: Aames Capital Corporation (24%), SouthStar Funding Corp. (17%), the CIT Group/Consumer Finance, the CIT Group/Consumer Finance (NY) and the CIT Group/Consumer Finance (TN) (together, "CIT") (13%), First Horizon Home Loan Corporation (13%), MILA, Inc. (13%) and 20 other sellers which make up approximately 21% of the entire pool, each less than 10%.

|X| Credit support for the Certificates will be provided through a senior/subordinate structure, initial and target overcollateralization of 2.15%, and excess spread.

|X| The Mortgage Loans will be serviced by Litton Loan Servicing LP ("Litton"), Select Portfolio Servicing, Inc. ("SPS") and Avelo Mortgage, L.L.C. ("Avelo"). Wells Fargo Bank, N.A. ("Wells Fargo") will be the master servicer, securities administrator and paying agent and will be required to monitor the performance of the servicers.

|X| None of the Mortgage Loans are (a) covered by the Home Ownership and Equity Protection Act of 1994, as amended, (b) classified as "high cost" loans under any other applicable state, federal or local law, or (c) secured by a property in the state of Georgia and originated between October 1, 2002 and March 7, 2003.

|X| The transaction will be modeled on INTEX as "GSA06HE4" and on Bloomberg as "GSAMP 06-HE4".

|X| This transaction will contain a swap agreement with an initial swap notional amount of approximately $993,098,309. For the purposes of calculating the WAC Caps, the swap notional amount will amortize in accordance with the swap schedule. Under the swap agreement, on each Distribution Date prior to the termination of the swap agreement, the trust will be obligated to pay an amount equal to a per annum rate of 5.44% (on an actual/360 basis) on the swap notional amount to the Swap Provider and the trust will be entitled to receive an amount equal to a per annum rate of one-month LIBOR (on an actual/360 basis), on the swap notional amount from the Swap Provider.

|X| The Offered Certificates will be registered under a registration statement filed with the Securities and Exchange Commission.

Time Table
----------

Expected Closing Date:             June 29, 2006
Cut-off Date:                      June 1, 2006
Statistical Calculation Date:      May 1, 2006
Expected Pricing Date:             On or prior to June 28, 2006
First Distribution Date:           July 25, 2006

Key Terms
---------

Offered Certificates:              Class A and Class M Certificates

Class A Certificates:              Class A-1 and Class A-2 Certificates

Class A-2 Certificates:            Class A-2A, Class A-2B, Class A-2C and Class
                                   A-2D Certificates

Class M Certificates:              Class M-1, Class M-2, Class M-3, Class M-4,
                                   Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates

Class B Certificates:              Class B-1 and Class B-2 Certificates

Non-Offered Certificates:          Class B Certificates and Residual
                                   Certificates

Residual Certificates:             Class R, Class RC and Class RX Certificates

LIBOR Certificates:                Offered Certificates and Class B Certificates

Depositor:                         GS Mortgage Securities Corp.

Lead Manager:                      Goldman, Sachs & Co.

Servicers:                         Litton Loan Servicing LP (36%), Select
                                   Portfolio Servicing, Inc (34%) and Avelo
                                   Mortgage, L.L.C. (30%) are expected to
                                   service the Mortgage Loans in this deal once the servicing

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                   transfers are completed.

                                   As of the closing date, approximately 70% of the Mortgage Loans will be serviced by various interim servicers, and will be transferred to Litton, SPS and Avelo in July 2006. The servicing transfers are expected to be completed by July 25, 2006. Although the transfer of servicing with respect to those mortgage loans is scheduled to occur by July 25, 2006, all transfers of servicing involve the risk of disruption in collections due to data input errors, misapplied or misdirected payments, system incompatibilities, the requirement to notify the mortgagors about the servicing transfer, delays caused by the transfer of the related servicing mortgage files and records to the new servicer and other reasons.

Trustee:                           LaSalle Bank National Association

Master Servicer and Securities     Wells Fargo Bank, N.A.
Administrator:

Custodians:                        U.S. Bank National Association, J.P. Morgan
                                   Trust Company, National Association and
                                   Deutsche Bank National Trust Company

Swap Provider:                     TBD

Servicing Fee Rate:                50 bps

Master Servicing and Securities    Approximately 1 bp
Administrator Fee Rate:

Expense Fee:                       The aggregate of the Servicing Fee at the
                                   Servicing Fee Rate and the Master Servicing and Securities Administrator Fee at the Master Servicing and Securities Administrator
                                   Fee Rate

Expense Fee Rate:                  The Servicing Fee Rate and the Master
                                   Servicing and Securities Administrator Fee
                                   Rate

Distribution Date:                 25th day of the month or the following
                                   business day

Record Date:                       For any Distribution Date, the last business
                                   day of the Interest Accrual Period

Delay Days:                        0 day delay on all LIBOR Certificates

Prepayment Period:                 The calendar month prior to the Distribution
                                   Date

Due Period:                        The period commencing on the second day of
                                   the calendar month preceding the month in which the Distribution Date occurs and ending on the first day of the calendar month in which Distribution Date occurs.

Day Count:                         Actual/360 basis

Interest Accrual Period:           From the prior Distribution Date to the day
                                   prior to the current Distribution Date
                                   (except for the initial Interest Accrual
                                   Period for which interest will accrue from the Closing Date).

Pricing Prepayment Assumption:     Adjustable rate Mortgage Loans: CPR starting
                                   at 5% CPR in the first month of the mortgage loan (i.e. loan age) and increasing to 30%
                                   CPR in month 12 (an approximate 2.273%
                                   increase per month), remaining at 30% CPR for 12 months, then moving to 60% CPR for 3 months, and then remaining at 35% CPR thereafter.

                                   Fixed rate Mortgage Loans: CPR starting
                                   at 5% CPR in the first month of the
                                   mortgage loan (i.e. loan age) and
                                   increasing to 24% CPR in month 12 (an
                                   approximate 1.727% increase per month),
                                   and remaining at 24% CPR thereafter.

Mortgage Loans:                    The trust will consist of subprime, first and
                                   second lien, fixed rate and adjustable rate residential mortgage loans.

Group I Mortgage Loans:            Approximately $461,739,208 of Mortgage Loans
                                   with original principal balances as of the Statistical Calculation Date that conform to the original principal balance limits for one-to four-family residential mortgage loan guidelines set by Fannie Mae or Freddie Mac.

Group II Mortgage Loans:           Approximately $560,167,498 of Mortgage Loans
                                   with original principal balances as of the Statistical Calculation Date that may or may not conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines set by Fannie Mae or Freddie Mac.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Excess Spread:                     The initial weighted average net coupon of
                                   the Mortgage Loans will be greater than the interest payments on the LIBOR Certificates, resulting in excess cash flow calculated in the following manner based on the Mortgage
                                   Loan balances as of the Statistical
                                   Calculation Date, rolled one month forward at 8% CPR:

                                   Initial Gross WAC(1):                                      8.6425%
                                      Less Fees & Expenses(2):                                0.5100%
                                                                                           -----------
                                   Net WAC(1):                                                8.1325%
                                      Less Initial LIBOR Certificate Coupon (Approx.)(3):     5.4506%
                                      Less Initial Net Swap Flow(3):                          0.1067%
                                                                                           -----------
                                   Initial Excess Spread(1):                                  2.5751%

                                   (1)  This amount will vary on each
                                        Distribution Date based on changes to
                                        the weighted average of the interest
                                        rates on the Mortgage Loans as well as
                                        any changes in day count.

                                   (2)  Assumes a fee of 51 bps.

                                   (3)  Assumes 1-month LIBOR equal to 5.331%,
                                        initial marketing spreads and a 30-day
                                        month. This amount will vary on each
                                        Distribution Date based on changes to
                                        the weighted average of the pass-through rates on the LIBOR Certificates as well as any changes in day count.

Servicer Advancing:                Yes, as to principal and interest, subject to
                                   recoverability

Compensating Interest:             Each Servicer will pay compensating interest
                                   equal to the lesser of (A) the aggregate of the prepayment interest shortfalls on the Mortgage Loans for the related Distribution
                                   Date resulting from voluntary Principal
                                   Prepayments on the Mortgage Loans during the related Prepayment Period and (B) with respect to (i) Litton and Avelo, one-half of the applicable Servicing Fee received for the related Distribution Date, (ii) SPS, the aggregate of the applicable Servicing Fee payable for the related Distribution Date.

Optional Clean-up Call:            The transaction has a 10% optional clean-up
                                   call.

Rating Agencies:                   Standard & Poor's Ratings Services, a
                                   division of The McGraw-Hill Companies, Inc.
                                   and Moody's Investors Service, Inc. will rate all of the Offered Certificates.

Minimum Denomination:              $25,000 with regard to each of the Offered
                                   Certificates

Legal Investment:                  It is anticipated that the Offered
                                   Certificates will not be SMMEA eligible.

ERISA Eligible:                    Underwriter's exemption is expected to apply
                                   to the Offered Certificates. However, in addition, for so long as the swap agreement is in effect, prospective purchasers must be eligible under one or more investor-based exemptions, and prospective purchasers should consult their own counsel.

Tax Treatment:                     Portions of the trust will be treated as
                                   multiple real estate mortgage investment conduits, or REMICs, for federal income tax purposes.

                                   The Offered Certificates will represent
                                   regular interests in a REMIC, which will be treated as debt instruments of a REMIC, and interests in certain basis risk interest carry forward payments, pursuant to the payment priorities in the transaction. Each interest in basis risk interest carry forward payments will be treated as an interest rate cap contract for federal income tax purposes.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Registration Statement and
 Prospectus:                       This term sheet does not contain all
                                   information that is required to be included in a registration statement, or in a base prospectus and prospectus supplement. The
                                   Depositor has filed a registration statement
                                   (including the Prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the Prospectus in the registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Depositor or Goldman, Sachs & Co., the underwriter for this offering, will arrange to send you the Prospectus if you request it by calling toll-free 1-800-323-5678.

                                   The registration statement referred to above
                                   (including the Prospectus) is incorporated in this term sheet by reference and may be accessed by clicking on the following hyperlink:

    http://sec.gov/Archives/edgar/data/807641/000091412106000903/gs886094-s3.txt

Risk Factors:                      PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS
                                   INCLUDED IN THE REGISTRATION STATEMENT FOR A
                                   DESCRIPTION OF INFORMATION THAT SHOULD BE
                                   CONSIDERED IN CONNECTION WITH AN INVESTMENT
                                   IN THE OFFERED CERTIFICATES.





This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Structure of the LIBOR Certificates
-----------------------------------

Description of Principal and Interest Distributions

Principal will be paid as described under the definition of "Principal Distributions on the Certificates". Prior to the Stepdown Date all principal collected or advanced on the Mortgage Loans will be paid to the LIBOR Certificates as described herein. On or after the Stepdown Date, so long as no Trigger Event is in effect, the LIBOR Certificates will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to support the overcollateralization target (which is one component of the credit support available to the certificateholders).

Interest will be paid monthly, on all of the LIBOR Certificates, at a rate of one-month LIBOR plus a margin that will step up after the first Distribution Date on which the Optional Clean-up Call is exercisable, subject to the lesser of the WAC Cap or the applicable loan group cap. The interest paid to each class will be reduced by their allocable share of prepayment interest shortfalls not covered by compensating interest and interest shortfalls resulting from the application of the Servicemembers Civil Relief Act, (or any similar state statute), which will be allocated first to excess interest on the Mortgage Loans for the related Distribution Date, and thereafter to reduce the Accrued Certificate Interest on the LIBOR Certificates on a pro rata basis based on the respective amounts of interest accrued on those Certificates for that Distribution Date. Any reductions in the Pass-Through Rate attributable to the WAC Cap or the applicable loan group cap will be carried forward with interest at the applicable Pass-Through Rate (without regard to the WAC Cap or the applicable loan group cap) as described below and will be payable after payment of all required principal payments on such future Distribution Dates.

Definitions

Credit Enhancement. The LIBOR Certificates are credit enhanced by (1) the Net Monthly Excess Cash Flow from the Mortgage Loans, (2) 2.15% overcollateralization (funded upfront) (after the Stepdown Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 4.30% of the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period, subject to a floor equal to 0.50% of the aggregate scheduled balance of the Mortgage Loans as of the Statistical Calculation Date), and (3) subordination of distributions on the more subordinate classes of Certificates to the required distributions on the more senior classes of Certificates.

Credit Enhancement Percentage. For any Distribution Date, the percentage obtained by dividing (x) the aggregate class certificate balance of the subordinate Certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period.

Stepdown Date. The earlier of (A) the date on which the aggregate class certificate balance of the Class A Certificates has been reduced to zero and (B) the later to occur of:

(x) the Distribution Date occurring in July 2009; and

(y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 46.80%.

                       Initial Credit                   Stepdown
  Class            Enhancement Percentage(1)         Date Percentage
------------      ---------------------------      -----------------
    A                        23.40%                         46.80%
   M-1                       19.45%                         38.90%
   M-2                       15.80%                         31.60%
   M-3                       13.70%                         27.40%
   M-4                       11.80%                         23.60%
   M-5                       9.95%                          19.90%
   M-6                       8.30%                          16.60%
   M-7                       6.70%                          13.40%
   M-8                       5.25%                          10.50%
   M-9                       4.15%                           8.30%
   B-1                       3.15%                           6.30%
   B-2                       2.15%                           4.30%

(1)   Includes initial overcollateralization percentage.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Trigger Event. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60 Day+ Rolling Average equals or exceeds 34.26% of the prior period's senior Credit Enhancement Percentage to be specified in the Prospectus (the 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent, including Mortgage Loans in foreclosure, all REO property and Mortgage Loans where the related mortgagor has filed for bankruptcy) or (ii) during such period, the aggregate amount of realized losses incurred since the Cut-off Date through the last day of the related Prepayment Period divided by the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date (the "Cumulative Realized Loss Percentage") exceeds the amounts set forth below:

   Distribution Dates                     Cumulative Realized Loss Percentage
   ------------------                     -----------------------------------
  July 2008 - June 2009                        1.55% for the first month,
                              plus an additional 1/12th of 1.90% for each month thereafter
  July 2009 - June 2010                        3.45% for the first month,
                              plus an additional 1/12th of 2.00% for each month thereafter
  July 2010 - June 2011                        5.45% for the first month,
                              plus an additional 1/12th of 1.55% for each month thereafter
  July 2011 - June 2012                        7.00% for the first month,
                              plus an additional 1/12th of 0.85% for each month thereafter
July 2012 and thereafter                                 7.85%

40-Year Trigger Event. A 40-Year Trigger Event is in effect if on the 241st Distribution Date or any Distribution Date thereafter, (i) the aggregate scheduled principal balance of the Mortgage Loans with original amortization terms of 40 years and maturing in 40 years, exceeds (ii) the actual overcollateralization for such distribution date.

Step-Up Coupons. For all LIBOR Certificates the coupon will increase after the first Distribution Date on which the Optional Clean-up Call is exercisable, should the Optional Clean-up Call not be exercised. The margin for the Class A Certificates will increase to 2 times the margin at issuance and the margin for the Class M and Class B Certificates will increase to 1.5 times the margin at issuance.

Class A-1 Pass-Through Rate. The Class A-1 Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group I Cap, and (iii) the WAC Cap.

Class A-2A Pass-Through Rate. The Class A-2A Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class A-2B Pass-Through Rate. The Class A-2B Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class A-2C Pass-Through Rate. The Class A-2C Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class A-2D Pass-Through Rate. The Class A-2D Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class M-1 Pass-Through Rate. The Class M-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-2 Pass-Through Rate. The Class M-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-3 Pass-Through Rate. The Class M-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class M-4 Pass-Through Rate. The Class M-4 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-5 Pass-Through Rate. The Class M-5 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-6 Pass-Through Rate. The Class M-6 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-7 Pass-Through Rate. The Class M-7 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-8 Pass-Through Rate. The Class M-8 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-9 Pass-Through Rate. The Class M-9 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-1 Pass-Through Rate. The Class B-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-2 Pass-Through Rate. The Class B-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

The Residual Certificates are not entitled to receive any distributions of interest.

WAC Cap. As to any Distribution Date, a per annum rate equal to the product of
(i) 30 divided by the actual number of days in the applicable Interest Accrual Period and (ii) the sum of (A) the weighted average gross coupon of the Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate and (B) the net swap receivable into the trust, if any, less net swap payments out of the trust, if any, divided by the balance of the Mortgage Loans at the beginning of the related Due Period multiplied by 12.

Loan Group I WAC Cap. As to any Distribution Date, a per annum rate equal to the product of (i) 30 divided by the actual number of days in the applicable Interest Accrual Period and (ii) the sum of (A) the weighted average gross coupon of the Group I Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate and (B) the net swap receivable into the trust, if any, less net swap payments out of the trust, if any, for that Distribution Date, divided by the Mortgage Loans balance at the beginning of the related Due Period, multiplied by 12.

Loan Group II WAC Cap. As to any Distribution Date, a per annum rate equal to the product of (i) 30 divided by the actual number of days in the applicable Interest Accrual Period and (ii) the sum of (A) the weighted average gross coupon of the Group II Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate and (B) the swap receivable into the trust, if any, less swap payments out of the trust, if any, for that Distribution Date, divided by the Mortgage Loan balance at the beginning of the related Due Period, multiplied by 12.

Basis Risk Carry Forward Amount. As to any Distribution Date, and any class of LIBOR Certificates, a Basis Risk Carry Forward Amount for each class which will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of LIBOR Certificates at such class' applicable pass-through rate (without regard to the WAC Cap or applicable group cap, as applicable) over interest due on such class of certificates at a rate equal to the WAC Cap or the lesser of the WAC Cap or the applicable loan group cap, as applicable, (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid from prior Distribution Dates and (iii) interest on the amount in clause (ii) at such class' applicable pass-through rate (without regard to the WAC Cap or applicable loan group cap, as applicable). In the event any class of LIBOR Certificates is no longer outstanding, the applicable certificateholders will not be entitled to receive Basis Risk Carry Forward Amounts for that class of LIBOR certificates.



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Accrued Certificate Interest. For each class of LIBOR Certificates on any Distribution Date, the amount of interest accrued during the related Interest Accrual Period on the related class certificate balance immediately prior to such Distribution Date (or on the Closing Date in the case of the first Distribution Date) at the related pass-through rate, as reduced by that class' share of net prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemembers Civil Relief Act (or any similar state statutes).

Interest Remittance Amount on the LIBOR Certificates. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to any net swap receivable and to interest received or advanced on the Mortgage Loans less the Expense Fee, net swap payments out of the trust and certain swap termination payments owed to the Swap Provider, if any.

Principal Distribution Amount on the LIBOR Certificates. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

Basic Principal Distribution Amount. On any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

Extra Principal Distribution Amount. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans for each Distribution Date (less the Expense Fee and plus (A) the net swap receivable into the trust, if any (to the extent provided in clause (iii) of "Supplemental Interest Trust" below), and less (B) net swap payments and certain swap termination payments out of the trust, if any) and available for distribution on such Distribution Date, over (y) the sum of interest payable on the LIBOR Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

Group I Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group I Mortgage Loans, determined in accordance with the Class A Principal Allocation Percentage for the Class A-1 Certificates.

Group II Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group II Mortgage Loans, determined in accordance with the Class A Principal Allocation Percentage for the Class A-2 Certificates.

Class A Principal Allocation Percentage. For any Distribution Date, the percentage equivalent of a fraction, determined as follows: (i) in the case of the Class A-1 Certificates, the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group I Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date; and
(ii) in the case of the Class A-2 Certificates the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group II Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date.

Principal Remittance Amount.  On any Distribution Date, the sum of

      (i) all scheduled payments of principal due during the related Due Period and received by each Servicer on or prior to the related determination date or advanced by each Servicer for the related servicer remittance date,

      (ii) the principal portion of all partial and full prepayments received during the related prepayment period,

      (iii) the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs,

      (iv) the principal portion of the repurchase price for any repurchased Mortgage Loans, and that were repurchased during the period from the servicer remittance date prior to the prior Distribution Date (or from the Closing Date in the case of the first Distribution Date) through the servicer remittance date prior to the current Distribution Date,

      (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and

      (vi) the principal portion of the termination price if the Optional Clean-up Call is exercised.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Net Monthly Excess Cashflow. For any Distribution Date is the amount of available funds for such Distribution Date remaining after making all distributions under the headings "Interest Distributions on the Certificates," and "Principal Distributions on the Certificates" below.

Excess Subordinated Amount. For any Distribution Date, means the excess, if any of (i) the actual overcollateralization, over (ii) the required overcollateralization for such Distribution Date.

Class A Principal Distribution Amount. An amount equal to the excess of: (x) the aggregate class certificate balance of the Class A Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 53.20% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (B) the class certificate balance of the Class M-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 61.10% (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date) and (C) the class certificate balance of the Class M-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 68.40% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date) and (D) the class certificate balance of the Class M-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 72.60% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-4 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date) and (E) the class certificate balance of the Class M-4 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 76.40% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class M-5 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate principal balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date) and (F) the class certificate balance of the Class M-5 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 80.10% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-6 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date) and (G) the class certificate balance of the Class M-6 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 83.40% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-7 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date) and (H) the class certificate balance of the Class M-7 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 86.60% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class M-8 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the class certificate balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date), and (I) the class certificate balance of the Class M-8 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 89.50% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-9 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the class certificate balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date), (I) the class certificate balance of the Class M-8 Certificates (after taking into account the payment of the Class M-8 Principal Distribution Amount on such Distribution Date) and (J) the class certificate balance of the Class M-9 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 91.70% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the class certificate balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date), (I) the class certificate balance of the Class M-8 Certificates (after taking into account the payment of the Class M-8 Principal Distribution Amount on such Distribution Date), (J) the class certificate balance of the Class M-9 Certificates (after taking into account the payment of the Class M-9 Principal Distribution Amount on such Distribution Date) and (K) the class certificate balance of the Class B-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 93.70% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Statistical Calculation Date.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class B-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the class certificate balance of the Class M-7 Certificates (after taking into account the payment of the Class M-7 Principal Distribution Amount on such Distribution Date), (I) the class certificate balance of the Class M-8 Certificates (after taking into account the payment of the Class M-8 Principal Distribution Amount on such Distribution Date), (J) the class certificate balance of the Class M-9 Certificates (after taking into account the payment of the Class M-9 Principal Distribution Amount on such Distribution Date), (K) the class certificate balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date) and (L) the class certificate balance of the Class B-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 95.70% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Interest Distributions on the Certificates. On each Distribution Date, distributions from available funds will be allocated as follows:

(i) to the Supplemental Interest Trust, net swap payments and certain swap termination payments owed to the Swap Provider, if any,

(ii)  concurrently,

      (a) from the Interest Remittance Amount related to the Group I Mortgage Loans, to the Class A-1 Certificates, their Accrued Certificate Interest and any unpaid Accrued Certificate Interest from prior Distribution Dates, allocated based on their entitlement to those amounts; and

      (b) from the Interest Remittance Amount related to the Group II Mortgage Loans, to the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates, their Accrued Certificate Interest and any unpaid Accrued Certificate Interest from prior Distribution Dates, allocated based on their entitlement to those amounts, provided, that if the Interest Remittance Amount for either group of Mortgage Loans is insufficient to make the related payments set forth in clause (a) or (b) above, any Interest Remittance Amount relating to the other group of Mortgage Loans remaining after making the related payments set forth in clause (a) or (b) above will be available to cover that shortfall;

(iii) from any remaining Interest Remittance Amount to the Class M Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest, and

(iv) from any remaining Interest Remittance Amount to the Class B Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest.

Principal Distributions on the Certificates.

On each Distribution Date (A) prior to the Stepdown Date or (B) on which a Trigger Event is in effect, principal distributions from the Principal Distribution Amount will be allocated in the following order of priority:

(i)   sequentially:

      (a) concurrently, to the Residual Certificates, pro rata based on their respective class certificate balances, until their respective class certificate balances have been reduced to zero, and

      (b)   concurrently,

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

            (1) to the Class A-1 Certificates, the Group I Principal Distribution Amount, until the class certificate balances thereof have been reduced to zero; and

            (2) to the Class A-2 Certificates, the Group II Principal Distribution Amount, sequentially, to the Class A-2A Certificates until the class certificate balance thereof has been reduced to zero, the Class A-2B Certificates until the class certificate balance thereof has been reduced to zero, the Class A-2C Certificates until the class certificate balance thereof has been reduced to zero and then to the Class A-2D Certificates until the class certificate balance thereof has been reduced to zero, provided, that if after making distributions pursuant to paragraphs (b)(1) and (b)(2) above on any Distribution Date (without giving effect to this proviso) the class certificate balance of any class of Class A certificates is reduced to zero (considering the Class A-2A, Class A-2B, Class A-2C and Class A-2D certificates as one class for the purposes of this proviso only), then the remaining amount of principal distributable pursuant to this subsection (i)(b) to the Class A certificates on that Distribution Date, and the amount of principal distributable to the Class A certificates on all subsequent Distribution Dates pursuant to this subsection
                  (i)(b), will be required to be distributed to the other Class A certificates remaining outstanding (in accordance with the paragraphs (b)(1) or (b)(2) above, as applicable), until their respective class certificate balances have been reduced to zero;

(ii) to the Class M Certificates, sequentially, in ascending numerical order, until their respective class certificate balances have been reduced to zero, and

(iii) to the Class B Certificates, sequentially, in ascending numerical order, until their respective class certificate balances have been reduced to zero.

On each Distribution Date (A) on or after the Stepdown Date and (B) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

(i)   concurrently,

            (a) to the Class A-1 Certificates, the lesser of the Group I Principal Distribution Amount and the portion of the Class A Principal Distribution Amount determined in accordance with the Class A Principal Allocation Percentage, until their respective class certificate balance has been reduced to zero, and

            (b) to the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates, the lesser of the Group II Principal Distribution Amount and the portion of the Class A Principal Distribution Amount allocable to the Class A-2 Certificates, determined in accordance with the Class A Principal Allocation Percentage for these classes, allocated sequentially to the Class A-2A Certificates until the class certificate balance thereof has been reduced to zero, to the Class A-2B Certificates until the class certificate balance thereof has been reduced to zero, to the Class A-2C Certificates until the class certificate balance thereof has been reduced to zero and then to the Class A-2D Certificates until the class certificate balance thereof has been reduced to zero, provided, that if after making distributions pursuant to paragraphs (a) and (b) above on any Distribution Date (without giving effect to this proviso) the class certificate balance of any class of Class A Certificates is reduced to zero (considering the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates as one class for the purposes of this proviso only), then the remaining amount of principal distributable pursuant to this subsection (i) to the Class A Certificates on that Distribution Date, and the amount of principal distributable to the Class A Certificates on all subsequent Distribution Dates pursuant to this subsection (i), will be required to be distributed to the other Class A Certificates remaining outstanding (in accordance with the paragraphs (a) or (b) above, as applicable), until their class certificate balances have been reduced to zero;

(ii) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(iii) to the Class M-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(iv) to the Class M-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-3 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

(v) to the Class M-4 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-4 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(vi) to the Class M-5 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-5 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(vii) to the Class M-6 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-6 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(viii) to the Class M-7 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-7 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(ix) to the Class M-8 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-8 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(x) to the Class M-9 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-9 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(xi) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until their class certificate balance has been reduced to zero, and

(xii) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until their class certificate balance has been reduced to zero.

Notwithstanding the allocation of principal to the Class A Certificates described above, from and after the Distribution Date on which the aggregate class certificate balances of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class B-1, Class B-2 and Class X certificates have been reduced to zero, any principal distributions allocated to the Class A Certificates are required to be allocated pro rata to the Class A-1 Certificates, on the one hand, and the Class A-2 Certificates, on the other hand, based on their respective class certificate balances, with the principal allocated to the Class A-2 Certificates, being allocated pro rata between the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates.

Allocation of Net Monthly Excess Cashflow. For any Distribution Date, any Net Monthly Excess Cashflow shall be allocated sequentially as follows:

      (i) sequentially, in ascending numerical order, to the Class M Certificates, their unpaid interest amount,

      (ii) sequentially, in ascending numerical order, to the Class B Certificates, their unpaid interest amount,

      (iii) concurrently, to the Class A-1 Certificates, any Basis Risk Carry Forward Amounts for such class, and to the Class A-2 Certificates, any Basis Risk Carry Forward Amounts for such class, allocated pro rata by their respective Basis Risk Carry Forward Amounts,

      (iv) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class B-1 and Class B-2 Certificates any Basis Risk Carry Forward Amount for such classes,

      (v)   certain swap termination payments to the Supplemental Interest
            Trust,

      (vi) if a 40-Year Trigger Event is in effect, then any remaining amounts will be distributed first, to the Class A-1 and Class A-2 Certificates, allocated to those classes as described under "Principal Distributions on the Certificates" above and then sequentially to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class B-1 and Class B-2 Certificates, the lesser of (x) any remaining amounts and
            (y) the amount necessary to increase the actual overcollateralized amount for such distribution date so that a 40-Year Trigger Event is no longer in effect, in each case, until their respective class certificate balances have been reduced to zero; and

      (vii) to the holders of the Class X certificates, any remaining amounts.

Supplemental Interest Trust. Funds deposited into the Supplemental Interest Trust on a Distribution Date will include: the net swap payments owed to the Swap Provider for such Distribution Date and the net swap receivable from the Swap Provider for such Distribution Date. Funds in the Supplemental Interest Trust will be distributed on each Distribution Date in the following order of priority:

(i) to the Swap Provider, any net swap payments and certain swap termination payment (other than a defaulted swap termination payment) owed for such Distribution Date,

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

(ii)  to the certificateholders, to pay interest according to sections (ii),
      (iii) and (iv) of the "Interest Distributions on the Certificates" section, to the extent unpaid from other available funds,

(iii) to the certificateholders, to pay principal according to the section "Principal Distributions on the Certificates," but only to the extent necessary to cause the overcollateralization to be restored to the current overcollateralization amount as a result of current or prior Realized Losses not previously so reimbursed (prior to distribution of any amounts due), to the extent unpaid from other available funds,

(iv) to the certificateholders, to pay unpaid interest shortfall and Basis Risk Carry Forward Amounts according to the section "Allocation of Net Monthly Excess Cashflow," to the extent unpaid from other available funds,

(v) to the Swap Provider, any defaulted swap termination payment owed for such Distribution Date, and (vi) to the holders of the Class X certificates, any remaining amounts.

Allocation of Realized Losses. If on any Distribution Date, after giving effect to all distributions of principal and allocations of payments from the Supplemental Interest Trust to pay principal as described above, the aggregate class certificate balances of the LIBOR Certificates exceeds the aggregate scheduled principal balance of the Mortgage Loans for that Distribution Date, the class certificate balance of the applicable Class M or Class B Certificates will be reduced, in inverse order of seniority (beginning with the Class B-2 certificates) by an amount equal to that excess, until that class certificate balance is reduced to zero. This reduction of a class certificate balance for realized losses is referred to as an "Applied Realized Loss Amount." In the event Applied Realized Loss Amounts are allocated to any class of certificates, its class certificate balance will be reduced by the amount so allocated, and no funds will be distributable with respect to interest or Basis Risk Carry Forward Amounts on the amounts written down on that Distribution Date or any future Distribution Dates, even if funds are otherwise available for distribution. Notwithstanding the foregoing, if after an Applied Realized Loss Amount is allocated to reduce the class certificate balance of any class of certificates, amounts are received with respect to any Mortgage Loan or related mortgaged property that had previously been liquidated or otherwise disposed of (any such amount being referred to as a "Subsequent Recovery"), the class certificate balance of each class of certificates that has been previously reduced by Applied Realized Loss Amounts will be increased, in order of seniority, by the amount of the Subsequent Recoveries (but not in excess of the unpaid realized loss amount for the applicable class of Class M or Class B Certificates for the related Distribution Date). Any Subsequent Recovery that is received during a Prepayment Period will be treated as liquidation proceeds and included as part of the Principal Remittance Amount for the related Distribution Date.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Remaining Prepayment Penalty Term by Product Type(1)
-------------------------------------------------


           Product         No Penalty       1-12 Months   13-24 Months    25-36 Months   37-48 Months  49-60 Months         Total(2)
------------------------------------------------------------------------------------------------------------------------------------
1 YR ARM                        $98,000              $0             $0              $0            $0             $0          $98,000
1 YR ARM BALLOON 40/30                0               0        400,000         562,441             0              0          962,441
10 YR ARM IO                          0               0              0         191,200             0              0          191,200
2 YR ARM                    148,924,168      13,780,268    262,406,355      30,745,068             0              0      455,855,859
2 YR ARM 40/40                5,034,744         367,428      5,256,995         166,400             0              0       10,825,567
2 YR ARM BALLOON 30/15           25,250               0              0               0             0              0           25,250
2 YR ARM BALLOON 40/30       43,437,186       8,855,686    147,341,892       2,038,483             0              0      201,673,248
2 YR ARM IO                  34,719,089       8,075,914     82,015,595      10,057,386             0              0      134,867,985
3 YR ARM                      7,116,526       1,162,550      1,111,578       9,817,254             0              0       19,207,908
3 YR ARM 40/40                1,336,410               0        156,850         826,437             0              0        2,319,697
3 YR ARM BALLOON 40/30        2,542,949         999,300        206,800       3,995,003             0              0        7,744,052
3 YR ARM IO                   2,683,413         177,900        282,320       5,775,385             0              0        8,919,019
40 YR FIXED                           0               0              0         556,764             0              0          556,764
5 YR ARM                      3,189,539               0        457,245       3,922,203             0              0        7,568,987
5 YR ARM 40/40                        0               0              0         199,786             0              0          199,786
5 YR ARM BALLOON 40/30        1,140,200         181,000        231,000       2,366,813             0              0        3,919,013
5 YR ARM IO                   1,412,866         383,960        250,000       1,161,359             0              0        3,208,185
6 MO ARM                              0         279,650      2,268,574         510,900             0              0        3,059,124
7 YR ARM IO                           0               0              0         241,900             0              0          241,900
FIXED                        37,774,326       2,844,881     11,205,344      70,963,913             0         52,000      122,840,463
FIXED BALLOON 30/15           5,533,760         416,539      3,245,131       2,638,582             0              0       11,834,011
FIXED BALLOON 40/30           4,209,868         452,750      1,952,869      13,405,785             0              0       20,021,272
FIXED IO                      1,131,800               0      1,411,590       3,223,586             0              0        5,766,976
------------------------------------------------------------------------------------------------------------------------------------
Total:                     $300,310,096     $37,977,825   $520,200,138    $163,366,647            $0        $52,000   $1,021,906,706
------------------------------------------------------------------------------------------------------------------------------------



           Product                No Penalty          Months   13-24 Months    25-36 Months   37-48 Months    49-60 Months
------------------------------------------------------------------------------------------------------------------------------------
1 YR ARM                               0.01%           0.00%          0.00%           0.00%          0.00%           0.00%
1 YR ARM BALLOON 40/30                     0               0           0.04            0.06              0               0
10 YR ARM IO                               0               0              0            0.02              0               0
2 YR ARM                               14.57            1.35          25.68            3.01              0               0
2 YR ARM 40/40                          0.49            0.04           0.51            0.02              0               0
2 YR ARM BALLOON 30/15                     0               0              0               0              0               0
2 YR ARM BALLOON 40/30                  4.25            0.87          14.42             0.2              0               0
2 YR ARM IO                              3.4            0.79           8.03            0.98              0               0
3 YR ARM                                 0.7            0.11           0.11            0.96              0               0
3 YR ARM 40/40                          0.13               0           0.02            0.08              0               0
3 YR ARM BALLOON 40/30                  0.25             0.1           0.02            0.39              0               0
3 YR ARM IO                             0.26            0.02           0.03            0.57              0               0
40 YR FIXED                                0               0              0            0.05              0               0
5 YR ARM                                0.31               0           0.04            0.38              0               0
5 YR ARM 40/40                             0               0              0            0.02              0               0
5 YR ARM BALLOON 40/30                  0.11            0.02           0.02            0.23              0               0
5 YR ARM IO                             0.14            0.04           0.02            0.11              0               0
6 MO ARM                                   0            0.03           0.22            0.05              0               0
7 YR ARM IO                                0               0              0            0.02              0               0
FIXED                                    3.7            0.28            1.1            6.94              0            0.01
FIXED BALLOON 30/15                     0.54            0.04           0.32            0.26              0               0
FIXED BALLOON 40/30                     0.41            0.04           0.19            1.31              0               0
FIXED IO                                0.11               0           0.14            0.32              0               0
------------------------------------------------------------------------------------------------------------------------------------
Total:                                 29.39%           3.72%         50.90%          15.99%          0.00%           0.01%
------------------------------------------------------------------------------------------------------------------------------------


(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

(2)   Columns may not add due to rounding.



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Breakeven CDR Table for the Class M Certificates
------------------------------------------------

      The assumptions for the breakeven CDR table below are as follows:
|X|   The Pricing Prepayment Assumptions (as defined on page 4 above) are applied
|X|   1-month and 6-month Forward LIBOR curves (as of June 19, 2006) are used
|X|   40% loss severity
|X|   There is a 6 month lag in recoveries
|X|   100% Principal and Interest Advancing
|X| Run to call with collateral losses calculated through the life of the applicable bond
|X|   Certificates are priced at par
|X|   Assumes bonds pay on 25th of month

------------------------------------------------------------------------------------------------------------------------------------
                                                 First Dollar of Loss                   LIBOR Flat                      0% Return
------------------------------------------------------------------------------------------------------------------------------------
Class M-1      CDR (%)                                          38.91                        38.99                         40.68
               Yield (%)                                       5.7828                       5.4875                        0.0037
               WAL                                               2.99                         2.99                          2.89
               Modified Duration                                 2.71                         2.72                          2.70
               Principal Window                         Jun09 - Jun09                Jun09 - Jun09                 May09 - May09
               Principal Writedown ($)              30,369.85 (0.08%)           410,396.83 (1.02%)         6,725,253.97 (16.78%)
               Total Collat Loss ($)          226,300,746.06 (22.31%)      226,647,001.00 (22.34%)       231,868,152.71 (22.86%)
------------------------------------------------------------------------------------------------------------------------------------
Class M-2      CDR (%)                                          30.38                        30.46                         31.89
               Yield (%)                                       5.8122                       5.4930                        0.0217
               WAL                                               3.41                         3.41                          3.29
               Modified Duration                                 3.05                         3.06                          3.05
               Principal Window                         Nov09 - Nov09                Nov09 - Nov09                 Oct09 - Oct09
               Principal Writedown ($)              24,523.66 (0.07%)           462,496.75 (1.25%)         7,086,937.95 (19.14%)
               Total Collat Loss ($)          195,315,546.62 (19.25%)      195,710,792.34 (19.29%)       201,193,697.43 (19.83%)
------------------------------------------------------------------------------------------------------------------------------------
Class M-3      CDR (%)                                          26.15                        26.20                         27.04
               Yield (%)                                       5.8379                       5.4908                        0.0598
               WAL                                               3.66                         3.66                          3.54
               Modified Duration                                 3.26                         3.26                          3.26
               Principal Window                         Feb10 - Feb10                Feb10 - Feb10                 Jan10 - Jan10
               Principal Writedown ($)              13,398.91 (0.06%)           309,779.00 (1.45%)         4,387,633.46 (20.60%)
               Total Collat Loss ($)          177,583,763.14 (17.51%)      177,850,306.21 (17.53%)       181,042,461.44 (17.85%)
------------------------------------------------------------------------------------------------------------------------------------
Class M-4      CDR (%)                                          22.68                        22.83                         23.45
               Yield (%)                                       5.8180                       5.4216                        0.0169
               WAL                                               3.91                         3.82                          3.78
               Modified Duration                                 3.45                         3.39                          3.45
               Principal Window                         May10 - May10                Apr10 - Apr10                 Apr10 - Apr10
               Principal Writedown ($)              58,262.54 (0.30%)           376,457.30 (1.95%)         4,285,173.31 (22.23%)
               Total Collat Loss ($)          161,767,609.28 (15.95%)      161,582,140.01 (15.93%)       165,087,041.67 (16.27%)
------------------------------------------------------------------------------------------------------------------------------------
Class M-5      CDR (%)                                          19.65                        19.70                         20.37
               Yield (%)                                       5.9045                       5.5038                        0.0313
               WAL                                               4.07                         4.07                          3.93
               Modified Duration                                 3.57                         3.58                          3.58
               Principal Window                         Jul10 - Jul10                Jul10 - Jul10                 Jun10 - Jun10
               Principal Writedown ($)               5,518.14 (0.03%)           344,848.23 (1.84%)         4,346,491.27 (23.16%)
               Total Collat Loss ($)          145,816,397.05 (14.37%)      146,120,221.44 (14.40%)       149,244,308.23 (14.71%)
------------------------------------------------------------------------------------------------------------------------------------
Class M-6      CDR (%)                                          17.13                        17.18                         17.70
               Yield (%)                                       5.9069                       5.4539                        0.0880
               WAL                                               4.24                         4.24                          4.16
               Modified Duration                                 3.70                         3.70                          3.77
               Principal Window                         Sep10 - Sep10                Sep10 - Sep10                 Sep10 - Sep10
               Principal Writedown ($)              71,107.20 (0.42%)           428,205.55 (2.56%)         4,126,050.33 (24.65%)
               Total Collat Loss ($)          131,726,403.97 (12.99%)      132,047,549.98 (13.02%)       135,367,699.31 (13.34%)
------------------------------------------------------------------------------------------------------------------------------------
Class M-7      CDR (%)                                         14.79                        14.92                         15.41
               Yield (%)                                      6.3466                       5.4433                        0.0371
               WAL                                              4.49                         4.40                          4.28
               Modified Duration                                3.85                         3.80                          3.85
               Principal Window                         Dec10 - Dec10                Nov10 - Nov10                 Nov10 - Nov10
               Principal Writedown ($)              53,964.11 (0.33%)           768,723.50 (4.74%)         4,432,007.28 (27.31%)
               Total Collat Loss ($)          118,371,294.38 (11.67%)      118,599,212.14 (11.69%)       121,896,599.86 (12.02%)
------------------------------------------------------------------------------------------------------------------------------------



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Breakeven CDR Table for the Class M Certificates
------------------------------------------------

      The assumptions for the breakeven CDR table below are as follows:
|X|   The Pricing Prepayment Assumptions (as defined on page 4 above) are applied
|X|   1-month and 6-month Forward LIBOR curves (as of June 19, 2006) are used
|X|   40% loss severity
|X|   There is a 6 month lag in recoveries
|X|   100% Principal and Interest Advancing
|X| Run to call with collateral losses calculated through the life of the applicable bond
|X|   Certificates are priced at par
|X|   Assumes bonds pay on 25th of month

                                            First Dollar of Loss              LIBOR Flat                    0% Return
------------------------------------------------------------------------------------------------------------------------------------
Class M-8    CDR (%)                                            12.82                        12.94                         13.38
             Yield (%)                                         6.5194                       5.5341                        0.0866
             WAL                                                 4.66                         4.57                          4.39
             Modified Duration                                   3.96                         3.90                          3.96
             Principal Window                           Feb11 - Feb11                Jan11 - Jan11                 Jan11 - Jan11
             Principal Writedown ($)                39,032.24 (0.27%)           775,419.89 (5.27%)         4,199,206.08 (28.55%)
             Total Collat Loss ($)            105,832,019.59 (10.43%)      106,123,743.79 (10.46%)       109,232,679.56 (10.77%)
------------------------------------------------------------------------------------------------------------------------------------
Class M-9    CDR (%)                                            11.40                        11.54                         11.85
             Yield (%)                                         7.3764                       5.4423                        0.1582
             WAL                                                 4.74                         4.71                          4.49
             Modified Duration                                   3.92                         3.94                          3.98
             Principal Window                           Mar11 - Mar11                Mar11 - Mar11                 Mar11 - Mar11
             Principal Writedown ($)                42,439.33 (0.38%)        1,165,812.17 (10.45%)         3,651,686.08 (32.72%)
             Total Collat Loss ($)              96,040,428.18 (9.47%)        97,073,590.42 (9.57%)         99,349,652.35 (9.79%)
------------------------------------------------------------------------------------------------------------------------------------






This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Sensitivity Table for the Offered Certificates - To Maturity
------------------------------------------------------------

      The assumptions for the sensitivity table below are as follows:
|X|   Prepayments capped at 85% CPR
|X|   1-month and 6-month LIBOR remain static
|X|   10% Clean Up Call is not exercised

------------------------------------------------------------------------------------------------------------------------------------
                                    50 PPA           75 PPA           100 PPA          125 PPA          150 PPA          175 PPA
------------------------------------------------------------------------------------------------------------------------------------
 Class A-1    WAL                    4.49             3.05             2.19             1.44             1.24             1.10
              First Prin Pay           1                1                1                1                1                1
              Last Prin Pay           305              218              161              36               29               26
------------------------------------------------------------------------------------------------------------------------------------
 Class A-2A   WAL                    1.58             1.18             0.95             0.80             0.70             0.62
              First Prin Pay           1                1                1                1                1                1
              Last Prin Pay           35               25               21               17               15               13
------------------------------------------------------------------------------------------------------------------------------------
 Class A-2B   WAL                    3.81             2.53             2.00             1.72             1.46             1.26
              First Prin Pay          35               25               21               17               15               13
              Last Prin Pay           62               41               28               24               21               18
------------------------------------------------------------------------------------------------------------------------------------
 Class A-2C   WAL                    7.86             5.20             3.25             2.20             1.95             1.76
              First Prin Pay          62               41               28               24               21               18
              Last Prin Pay           143              94               69               31               25               24
------------------------------------------------------------------------------------------------------------------------------------
 Class A-2D   WAL                    16.55            11.25            8.27             2.78             2.24             2.05
              First Prin Pay          143              94               69               31               25               24
              Last Prin Pay           311              225              169              36               29               26
------------------------------------------------------------------------------------------------------------------------------------
 Class M-1    WAL                    9.20             6.18             5.22             7.31             5.82             4.83
              First Prin Pay          49               39               48               66               53               44
              Last Prin Pay           278              194              144              131              104              86
------------------------------------------------------------------------------------------------------------------------------------
 Class M-2    WAL                    9.18             6.15             5.00             5.21             4.14             3.48
              First Prin Pay          49               38               44               53               43               36
              Last Prin Pay           269              186              138              106              84               70
------------------------------------------------------------------------------------------------------------------------------------
 Class M-3    WAL                    9.16             6.13             4.88             4.67             3.72             3.15
              First Prin Pay          49               38               43               49               39               33
              Last Prin Pay           258              178              131              101              80               66
------------------------------------------------------------------------------------------------------------------------------------
 Class M-4    WAL                    9.13             6.11             4.81             4.44             3.54             3.01
              First Prin Pay          49               38               41               46               37               32
              Last Prin Pay           250              172              126              97               77               64
------------------------------------------------------------------------------------------------------------------------------------
 Class M-5    WAL                    9.10             6.09             4.75             4.28             3.40             2.90
              First Prin Pay          49               37               40               44               35               30
              Last Prin Pay           242              166              122              93               74               62
------------------------------------------------------------------------------------------------------------------------------------
 Class M-6    WAL                    9.06             6.05             4.69             4.15             3.31             2.82
              First Prin Pay          49               37               40               42               34               29
              Last Prin Pay           233              159              116              89               71               59
------------------------------------------------------------------------------------------------------------------------------------
 Class M-7    WAL                    9.00             6.01             4.63             4.04             3.22             2.75
              First Prin Pay          49               37               39               41               32               28
              Last Prin Pay           222              151              110              85               67               56
------------------------------------------------------------------------------------------------------------------------------------


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

------------------------------------------------------------------------------------------------------------------------------------
                                    50 PPA           75 PPA           100 PPA          125 PPA          150 PPA          175 PPA
------------------------------------------------------------------------------------------------------------------------------------
 Class M-8    WAL                    8.92             5.94             4.57             3.94             3.14             2.70
              First Prin Pay          49               37               38               39               32               27
              Last Prin Pay           210              142              104              79               63               53
------------------------------------------------------------------------------------------------------------------------------------
 Class M-9    WAL                    8.81             5.86             4.49             3.84             3.05             2.62
              First Prin Pay          49               37               38               39               31               27
              Last Prin Pay           196              132              96               74               58               49
------------------------------------------------------------------------------------------------------------------------------------



























This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Sensitivity Table for the Offered Certificates - To Call
--------------------------------------------------------

      The assumptions for the sensitivity table below are as follows:
|X|   Prepayments capped at 85% CPR
|X|   1-month and 6-month LIBOR remain static
|X|   10% Clean Up Call is exercised

------------------------------------------------------------------------------------------------------------------------------------
                                    50 PPA           75 PPA           100 PPA          125 PPA          150 PPA          175 PPA
------------------------------------------------------------------------------------------------------------------------------------
Class A-1     WAL                    4.20             2.84             2.04             1.44             1.24             1.10
              First Prin Pay           1                1                1                1                1                1
              Last Prin Pay           152              100              73               36               29               26
------------------------------------------------------------------------------------------------------------------------------------
Class A-2A    WAL                    1.58             1.18             0.95             0.80             0.70             0.62
              First Prin Pay           1                1                1                1                1                1
              Last Prin Pay           35               25               21               17               15               13
------------------------------------------------------------------------------------------------------------------------------------
Class A-2B    WAL                    3.81             2.53             2.00             1.72             1.46             1.26
              First Prin Pay          35               25               21               17               15               13
              Last Prin Pay           62               41               28               24               21               18
------------------------------------------------------------------------------------------------------------------------------------
Class A-2C    WAL                    7.86             5.20             3.25             2.20             1.95             1.76
              First Prin Pay          62               41               28               24               21               18
              Last Prin Pay           143              94               69               31               25               24
------------------------------------------------------------------------------------------------------------------------------------
Class A-2D    WAL                    12.60            8.29             6.05             2.78             2.24             2.05
              First Prin Pay          143              94               69               31               25               24
              Last Prin Pay           152              100              73               36               29               26
------------------------------------------------------------------------------------------------------------------------------------
Class M-1     WAL                    8.35             5.55             4.76             4.66             3.66             3.16
              First Prin Pay          49               39               48               56               44               38
              Last Prin Pay           152              100              73               56               44               38
------------------------------------------------------------------------------------------------------------------------------------
Class M-2     WAL                    8.35             5.55             4.55             4.63             3.65             3.14
              First Prin Pay          49               38               44               53               43               36
              Last Prin Pay           152              100              73               56               44               38
------------------------------------------------------------------------------------------------------------------------------------
Class M-3     WAL                    8.35             5.54             4.44             4.34             3.44             2.95
              First Prin Pay          49               38               43               49               39               33
              Last Prin Pay           152              100              73               56               44               38
------------------------------------------------------------------------------------------------------------------------------------
Class M-4     WAL                    8.35             5.54             4.39             4.12             3.27             2.81
              First Prin Pay          49               38               41               46               37               32
              Last Prin Pay           152              100              73               56               44               38
------------------------------------------------------------------------------------------------------------------------------------
Class M-5     WAL                    8.35             5.54             4.35             3.97             3.15             2.71
              First Prin Pay          49               37               40               44               35               30
              Last Prin Pay           152              100              73               56               44               38
------------------------------------------------------------------------------------------------------------------------------------
Class M-6     WAL                    8.35             5.53             4.32             3.86             3.07             2.64
              First Prin Pay          49               37               40               42               34               29
              Last Prin Pay           152              100              73               56               44               38
------------------------------------------------------------------------------------------------------------------------------------
Class M-7     WAL                    8.35             5.53             4.29             3.78             3.00             2.59
              First Prin Pay          49               37               39               41               32               28
              Last Prin Pay           152              100              73               56               44               38
------------------------------------------------------------------------------------------------------------------------------------



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

------------------------------------------------------------------------------------------------------------------------------------
                                    50 PPA           75 PPA           100 PPA          125 PPA          150 PPA         175 PPA
------------------------------------------------------------------------------------------------------------------------------------
 Class M-8     WAL                   8.35             5.53             4.27             3.71             2.95            2.56
               First Prin Pay         49               37               38               39               32              27
               Last Prin Pay          152              100              73               56               44              38
------------------------------------------------------------------------------------------------------------------------------------
 Class M-9     WAL                   8.35             5.53             4.25             3.65             2.90            2.51
               First Prin Pay         49               37               38               39               31              27
               Last Prin Pay          152              100              73               56               44              38
------------------------------------------------------------------------------------------------------------------------------------






















This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Excess Spread. The information in the following table has been prepared in accordance with the following assumptions (i) 1-month and 6-month LIBOR adjust in accordance with the LIBOR Forward Curves as of June 19, 2006, (ii) day count convention of 30/360 is applied, and (iii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual excess spread on any distribution date will conform to the corresponding rate set forth for that Distribution Date in the following table.

------------------------------------------------------------------------------------------------------------------------------------
            Distribution    Excess Spread                 Distribution     Excess Spread                Distribution       Excess
Period          Date             (%)          Period          Date              (%)          Period         Date          Spread (%)
------------------------------------------------------------------------------------------------------------------------------------
  1            Jul-06             3.3161        49           Jul-10              4.8903        97          Jul-14            4.8398
  2            Aug-06             2.3910        50           Aug-10              4.6901        98          Aug-14            4.6703
  3            Sep-06             2.3901        51           Sep-10              4.6788        99          Sep-14            4.6876
  4            Oct-06             2.5722        52           Oct-10              4.8600       100          Oct-14            4.8841
  5            Nov-06             2.3877        53           Nov-10              4.6781       101          Nov-14            4.7281
  6            Dec-06             2.5719        54           Dec-10              4.8632       102          Dec-14            4.9270
  7            Jan-07             2.3833        55           Jan-11              4.6663       103          Jan-15            4.7693
  8            Feb-07             2.3854        56           Feb-11              4.6549       104          Feb-15            4.7892
  9            Mar-07             2.9390        57           Mar-11              5.2167       105          Mar-15            5.3395
  10           Apr-07             2.3821        58           Apr-11              4.6389       106          Apr-15            4.8293
  11           May-07             2.5670        59           May-11              4.8282       107          May-15            5.0337
  12           Jun-07             2.3861        60           Jun-11              4.6657       108          Jun-15            4.8842
  13           Jul-07             2.5716        61           Jul-11              4.8126       109          Jul-15            5.0806
  14           Aug-07             2.3889        62           Aug-11              4.6109       110          Aug-15            4.9357
  15           Sep-07             2.3906        63           Sep-11              4.6014       111          Sep-15            4.9617
  16           Oct-07             2.5764        64           Oct-11              4.7857       112          Oct-15            5.1559
  17           Nov-07             2.3958        65           Nov-11              4.5898       113          Nov-15            5.0190
  18           Dec-07             2.5823        66           Dec-11              4.7736       114          Dec-15            5.2132
  19           Jan-08             2.3992        67           Jan-12              4.5740       115          Jan-16            5.0761
  20           Feb-08             2.4011        68           Feb-12              4.5622       116          Feb-16            5.1030
  21           Mar-08             2.7725        69           Mar-12              4.9387       117          Mar-16            5.4586
  22           Apr-08             2.4449        70           Apr-12              4.5568       118          Apr-16            5.1640
  23           May-08             4.0491        71           May-12              4.7571       119          May-16            5.3638
  24           Jun-08             4.3363        72           Jun-12              4.5718       120          Jun-16            5.2386
  25           Jul-08             4.5047        73           Jul-12              4.7664
  26           Aug-08             4.3013        74           Aug-12              4.3271
  27           Sep-08             4.2970        75           Sep-12              4.3359
  28           Oct-08             4.4829        76           Oct-12              4.5400
  29           Nov-08             4.5133        77           Nov-12              4.3557
  30           Dec-08             4.8443        78           Dec-12              4.5630
  31           Jan-09             4.6534        79           Jan-13              4.3765
  32           Feb-09             4.6483        80           Feb-13              4.3850
  33           Mar-09             5.2006        81           Mar-13              4.9830
  34           Apr-09             4.6381        82           Apr-13              4.4086
  35           May-09             4.8925        83           May-13              4.6178
  36           Jun-09             4.7645        84           Jun-13              4.4407
  37           Jul-09             4.9425        85           Jul-13              4.6456
  38           Aug-09             4.6373        86           Aug-13              4.4658
  39           Sep-09             4.6767        87           Sep-13              4.4818
  40           Oct-09             4.8758        88           Oct-13              4.6869
  41           Nov-09             4.7163        89           Nov-13              4.5163
  42           Dec-09             4.9112        90           Dec-13              4.7216
  43           Jan-10             4.7176        91           Jan-14              4.5473
  44           Feb-10             4.7097        92           Feb-14              4.5633
  45           Mar-10             5.2686        93           Mar-14              5.1385
  46           Apr-10             4.6940        94           Apr-14              4.5942
  47           May-10             4.9001        95           May-14              4.8032
  48           Jun-10             4.7115        96           Jun-14              4.6402



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

WAC Cap, Loan Group I WAC Cap, Loan Group II WAC Cap . The information in the following table has been prepared in accordance with the following assumptions
(i) 1-month and 6-month LIBOR remain constant at 20.00%, (ii) daycount convention of actual/360 is applied, (iii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption and (iv) 10% Clean Up Call is not exercised. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any distribution date will conform to the corresponding rate set forth for that distribution date in the following table.

                                           Loan Group   Loan Group                                           Loan Group   Loan Group
            Distribution    WAC Cap        I WAC Cap    II WAC Cap               Distribution   WAC Cap      I WAC Cap    II WAC Cap
Period          Date            (%)           (%)          (%)        Period         Date           (%)           (%)           (%)
------------------------------------------------------------------------------------------------------------------------------------
   1           Jul-06       23.6379       23.7511      23.5445          49          Jul-10      17.6667       17.7723       17.5810
   2           Aug-06       22.0630       22.1581      21.9847          50          Aug-10      17.1273       17.2290       17.0448
   3           Sep-06       21.9842       22.0794      21.9058          51          Sep-10      17.0009       17.1023       16.9187
   4           Oct-06       22.1493       22.2477      22.0682          52          Oct-10      17.2885       17.3922       17.2044
   5           Nov-06       21.7717       21.8683      21.6922          53          Nov-10      16.7748       16.8799       16.6897
   6           Dec-06       21.8990       21.9986      21.8170          54          Dec-10      17.0755       17.1836       16.9879
   7           Jan-07       21.4786       21.5749      21.3993          55          Jan-11      16.5467       16.6510       16.4622
   8           Feb-07       21.2983       21.3946      21.2191          56          Feb-11      16.4310       16.5359       16.3461
   9           Mar-07       21.9383       22.0449      21.8508          57          Mar-11      17.6317       17.7472       17.5383
  10           Apr-07       20.8671       20.9632      20.7881          58          Apr-11      16.2062       16.3091       16.1230
  11           May-07       20.8785       20.9779      20.7968          59          May-11      16.5219       16.6272       16.4368
  12           Jun-07       20.3602       20.4553      20.2822          60          Jun-11      16.0516       16.1691       15.9566
  13           Jul-07       20.3691       20.4669      20.2888          61          Jul-11      12.7020       12.8229       12.6042
  14           Aug-07       19.8572       19.9515      19.7798          62          Aug-11      12.2787       12.3952       12.1845
  15           Sep-07       19.6123       19.7062      19.5352          63          Sep-11      12.2651       12.3812       12.1714
  16           Oct-07       19.6343       19.7309      19.5550          64          Oct-11      12.6605       12.7800       12.5639
  17           Nov-07       19.1369       19.2308      19.0598          65          Nov-11      12.2398       12.3543       12.1473
  18           Dec-07       19.1694       19.2655      19.0904          66          Dec-11      12.6395       12.7601       12.5422
  19           Jan-08       18.6785       18.7718      18.6020          67          Jan-12      12.2179       12.3341       12.1241
  20           Feb-08       18.4555       18.5508      18.3773          68          Feb-12      12.2039       12.3196       12.1106
  21           Mar-08       18.7793       18.8792      18.6974          69          Mar-12      13.0306       13.1536       12.9314
  22           Apr-08       18.0599       18.1431      17.9916          70          Apr-12      12.1764       12.2911       12.0840
  23           May-08       19.5640       19.7863      19.3817          71          May-12      12.5691       12.6864       12.4746
  24           Jun-08       19.1766       19.2686      19.1015          72          Jun-12      12.1523       12.2663       12.0605
  25           Jul-08       18.8164       18.9095      18.7404          73          Jul-12      12.5426       12.6598       12.4482
  26           Aug-08       17.8582       17.9469      17.7860          74          Aug-12      12.1236       12.2365       12.0328
  27           Sep-08       17.5117       17.5984      17.4408          75          Sep-12      12.1093       12.2215       12.0190
  28           Oct-08       17.6409       17.7276      17.5701          76          Oct-12      12.4985       12.6141       12.4056
  29           Nov-08       17.6205       17.7596      17.5070          77          Nov-12      12.0821       12.1927       11.9931
  30           Dec-08       18.3496       18.4412      18.2749          78          Dec-12      12.4709       12.5846       12.3796
  31           Jan-09       17.8310       17.9182      17.7599          79          Jan-13      12.0540       12.1633       11.9661
  32           Feb-09       17.6677       17.7547      17.5967          80          Feb-13      12.0392       12.1480       11.9518
  33           Mar-09       18.6273       18.7226      18.5497          81          Mar-13      13.3156       13.4386       13.2168
  34           Apr-09       17.3672       17.4486      17.3008          82          Apr-13      12.0127       12.1234       11.9239
  35           May-09       18.1342       18.2889      18.0081          83          May-13      12.3983       12.5122       12.3068
  36           Jun-09       17.8308       17.9300      17.7499          84          Jun-13      11.9844       12.0939       11.8966
  37           Jul-09       18.0564       18.1583      17.9734          85          Jul-13      12.3684       12.4809       12.2782
  38           Aug-09       17.5379       17.6368      17.4575          86          Aug-13      11.9544       12.0626       11.8676
  39           Sep-09       17.3964       17.4944      17.3167          87          Sep-13      11.9393       12.0469       11.8530
  40           Oct-09       17.6483       17.7460      17.5688          88          Oct-13      12.3216       12.4321       12.2331
  41           Nov-09       17.6550       17.8095      17.5293          89          Nov-13      11.9089       12.0152       11.8238
  42           Dec-09       18.1113       18.2206      18.0225          90          Dec-13      12.2901       12.3993       12.2027
  43           Jan-10       17.5692       17.6742      17.4838          91          Jan-14      11.8784       11.9834       11.7944
  44           Feb-10       17.4276       17.5322      17.3427          92          Feb-14      11.8631       11.9674       11.7796
  45           Mar-10       18.5619       18.6771      18.4684          93          Mar-14      13.1171       13.2318       13.0254
  46           Apr-10       17.1642       17.2639      17.0833          94          Apr-14      11.8323       11.9352       11.7500
  47           May-10       17.7986       17.9384      17.6852          95          May-14      12.2107       12.3163       12.1263
  48           Jun-10       17.3858       17.4887      17.3023          96          Jun-14      11.8013       11.9028       11.7202





This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

              Distribution                      Loan Group I     Loan Group II
 Period           Date          WAC Cap (%)       WAC Cap (%)       WAC Cap (%)
--------------------------------------------------------------------------------
   97            Jul-14           12.1786            12.2827          12.0955
   98            Aug-14           11.7702            11.8702          11.6903
   99            Sep-14           11.7545            11.8538          11.6753
   100           Oct-14           12.1302            12.2320          12.0490
   101           Nov-14           11.7232            11.8209          11.6452
   102           Dec-14           12.0977            12.1979          12.0178
   103           Jan-15           11.6917            11.7879          11.6151
   104           Feb-15           11.6759            11.7713          11.5999
   105           Mar-15           12.9093            13.0140          12.8260
   106           Apr-15           11.6442            11.7379          11.5696
   107           May-15           12.0159            12.1119          11.9395
   108           Jun-15           11.6124            11.7045          11.5391
   109           Jul-15           11.9830            12.0772          11.9080
   110           Aug-15           11.5804            11.6708          11.5086
   111           Sep-15           11.5645            11.6540          11.4933
   112           Oct-15           11.9334            12.0250          11.8606
   113           Nov-15           11.5324            11.6201          11.4627
   114           Dec-15           11.9002            11.9899          11.8290
   115           Jan-16           11.5002            11.5862          11.4321
   116           Feb-16           11.4841            11.5691          11.4167
   117           Mar-16           12.2589            12.3488          12.1876
   118           Apr-16           11.4519            11.5350          11.3860
   119           May-16           11.8169            11.9018          11.7496
   120           Jun-16           11.4206            11.5031          11.3552










This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Swap Agreement. On the Closing Date, the Trustee will enter into a swap agreement with an initial swap notional amount of approximately $993,098,309. Under the swap agreement, on each Distribution Date prior to the termination of the swap agreement, the trust shall be obligated to pay an amount equal to a per annum rate of 5.44% (on an actual/360 basis) on the swap notional amount balance to the Swap Provider and the trust will be entitled to receive an amount equal to a per annum rate of 1-month LIBOR (on a actual/360 basis) on the swap notional amount from the Swap Provider. Only the net amount of the two obligations above will be paid by the appropriate party.

                                                            Swap Schedule

                                    Swap Notional                                                      Swap Notional
   Period      Distribution Date      Amount ($)                  Period        Distribution Date         Amount
------------------------------------------------------------------------------------------------------------------------------------
      1              Jul-06           $993,098,309                  38               Aug-09            $142,254,535
      2              Aug-06           $980,819,586                  39               Sep-09            $134,672,237
      3              Sep-06           $965,515,711                  40               Oct-09            $127,509,925
      4              Oct-06           $947,205,259                  41               Nov-09            $120,743,668
      5              Nov-06           $925,932,699                  42               Dec-09            $114,292,283
      6              Dec-06           $901,769,603                  43               Jan-10            $107,987,060
      7              Jan-07           $874,814,469                  44               Feb-10            $102,028,653
      8              Feb-07           $845,196,622                  45               Mar-10             $96,397,397
      9              Mar-07           $813,079,369                  46               Apr-10             $91,074,757
     10              Apr-07           $778,645,365                  47               May-10             $86,043,280
     11              May-07           $742,124,335                  48               Jun-10             $81,286,525
     12              Jun-07           $706,225,303                  49               Jul-10             $76,788,988
     13              Jul-07           $672,027,098                  50               Aug-10             $72,536,066
     14              Aug-07           $639,448,548                  51               Sep-10             $68,514,002
     15              Sep-07           $608,412,471                  52               Oct-10             $64,709,827
     16              Oct-07           $578,845,379                  53               Nov-10             $61,111,320
     17              Nov-07           $550,677,305                  54               Dec-10             $57,706,966
     18              Dec-07           $523,841,788                  55               Jan-11             $54,485,908
     19              Jan-08           $498,275,268                  56               Feb-11             $51,437,914
     20              Feb-08           $473,889,688                  57               Mar-11             $48,553,324
     21              Mar-08           $450,593,671                  58               Apr-11             $45,823,048
     22              Apr-08           $428,384,847                  59               May-11             $43,238,506
     23              May-08           $407,035,234                  60               Jun-11             $40,788,908
     24              Jun-08           $363,842,573                  61           Jul-11 onwards             $0
     25              Jul-08           $315,958,837
     26              Aug-08           $274,890,496
     27              Sep-08           $252,116,748
     28              Oct-08           $237,203,885
     29              Nov-08           $223,131,597
     30              Dec-08           $221,446,748
     31              Jan-09           $209,442,344
     32              Feb-09           $198,111,473
     33              Mar-09           $187,415,397
     34              Apr-09           $177,317,616
     35              May-09           $167,783,857
     36              Jun-09           $158,782,350
     37              Jul-09           $150,282,243



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                         The Mortgage Loans - Aggregate

Selected Mortgage Loan Data(1)
---------------------------

 Scheduled Principal Balance:                                   $1,021,906,706
 Number of Mortgage Loans:                                               6,823
 Average Scheduled Principal Balance:                                 $149,774
 Weighted Average Gross Coupon:                                         8.643%
 Weighted Average Net Coupon: ((2))                                     8.133%
 Weighted Average Current FICO Score:                                      621
 Weighted Average Original LTV Ratio: (3)                               77.64%
 Weighted Average Combined Original LTV Ratio: (3)                      80.62%
 Weighted Average Stated Remaining Term (months):                          357
 Weighted Average Seasoning (months):                                        1
 Weighted Average Months to Roll: ((4))                                     24
 Weighted Average Gross Margin: ((4))                                    6.17%
 Weighted Average Initial Rate Cap: ((4))                                2.60%
 Weighted Average Periodic Rate Cap: ((4))                               1.00%
 Weighted Average Gross Maximum Lifetime Rate: ((4))                    14.82%
 Percentage of Loans with Silent Seconds: (5)                           34.82%
 Non-Zero Back-Debt to Income Ratio:                                    42.25%
 Percentage of Loans with Mortgage Insurance:                            0.00%

(1) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Statistical Calculation Date.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.

(3) With respect to first lien mortgage loans, the original LTV ratio reflects the original loan-to-value ratio and with respect to the second lien mortgage loans, the combined original LTV ratio reflects the ratio of the sum of the original principal balance of the second lien mortgage loans, plus the original principal balance of the related first lien mortgage loan, to the value of the related mortgaged property; the combined LTV ratio with silent seconds reflects the ratio of the sum of the original principal balance of the second lien mortgage loans, including any mortgage loans with subordinate liens outside of the mortgage pool, plus the original principal balance of the related first lien mortgage loan, to the original value of the related mortgaged property.

(4) Represents the weighted average of the adjustable rate mortgage loans in the mortgage pool.

(5) Represents percentage of mortgage loans in the mortgage loan pool as to which a second lien mortgage loan secured by the related mortgaged property was originated in connection with the origination of the first lien mortgage loan. The second lien mortgage loan is not included in the mortgage loan pool.

                                              Distribution by Current Principal Balance

                                                  Pct.
                                                  Of                                         Weighted    Wt.
                                                  Pool       Weighted   Weighted             Avg.        Avg.
                        Number                    By         Avg.       Avg.      Avg.       Combined    CLTV                Pct.
Current                 of          Principal     Principal  Gross      Current   Principal  Original    incld   Pct.        Owner
Principal Balance       Loans        Balance      Balance    Coupon     FICO     Balance      LTV         SS.   Full Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below          839    $   26,753,726      2.62%    11.137%    624    $ 31,888     93.17%     94.23%     53.95%     91.91%
$50,001 - $75,000        977        61,244,993      5.99      9.806     610      62,687     84.12      89.82      63.13      86.04
$75,001 - $100,000       958        83,562,515      8.18      9.097     607      87,226     81.58      89.54      69.49      92.86
$100,001 - $125,000      830        93,352,816      9.14      8.778     615     112,473     80.38      90.43      63.60      93.80
$125,001 - $150,000      654        89,849,269      8.79      8.760     615     137,384     80.63      90.29      62.87      93.79
$150,001 - $200,000      927       161,970,207     15.85      8.448     619     174,725     79.30      88.12      58.94      92.48
$200,001 - $250,000      563       126,418,531     12.37      8.410     621     224,544     78.98      87.92      48.98      95.54
$250,001 - $300,000      408       112,070,928     10.97      8.351     627     274,684     79.85      88.47      46.49      91.21
$300,001 - $350,000      247        80,510,155      7.88      8.330     626     325,952     79.40      88.40      40.18      93.57
$350,001 - $400,000      180        67,691,460      6.62      8.256     629     376,064     80.85      90.14      42.70      92.45
$400,001 & Above         240       118,482,105     11.59      8.184     633     493,675     80.50      88.47      37.99      90.83
------------------------------------------------------------------------------------------------------------------------------------
Total:(1)              6,823    $1,021,906,706    100.00%     8.643%    621    $149,774     80.62%     89.11%     53.11%     92.48%
------------------------------------------------------------------------------------------------------------------------------------


(1) Columns may not add due to rounding.






This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                          Distribution by Current Rate

                                                  Pct.
                                                  Of                                         Weighted    Wt.
                                                  Pool       Weighted   Weighted             Avg.        Avg.
                        Number                    By         Avg.       Avg.      Avg.       Combined    CLTV               Pct.
                        of          Principal     Principal  Gross      Current   Principal  Original    incld  Pct.        Owner
Current Rate            Loans       Balance       Balance    Coupon     FICO      Balance    LTV         SS.    Full Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
4.99% & Below              1    $      241,900      0.02%     4.875%    759    $241,900     76.79%     76.79%    100.00%    100.00%
5.00 - 5.49%               1           450,000      0.04      5.250     634     450,000     66.18      66.18       0.00     100.00
5.50 - 5.99%              15         3,120,008      0.31      5.782     705     208,001     72.32      80.45      87.50      84.38
6.00 - 6.49%             128        29,974,114      2.93      6.273     648     234,173     71.43      78.61      92.99     100.00
6.50 - 6.99%             337        74,338,221      7.27      6.790     648     220,588     74.88      85.46      76.59      99.13
7.00 - 7.49%             468        95,641,636      9.36      7.268     634     204,362     76.80      87.86      69.17      98.01
7.50 - 7.99%             843       159,958,568     15.65      7.755     630     189,749     78.07      89.88      62.56      96.15
8.00 - 8.49%             729       120,002,871     11.74      8.242     625     164,613     79.38      90.46      53.91      96.26
8.50 - 8.99%           1,089       172,761,483     16.91      8.743     618     158,642     81.09      90.72      40.67      92.91
9.00% & Above          3,212       365,417,905     35.76     10.077     605     113,766     84.94      89.61      42.09      86.06
------------------------------------------------------------------------------------------------------------------------------------
Total:(1)              6,823    $1,021,906,706    100.00%     8.643%    621    $149,774     80.62%     89.11%     53.11%     92.48%
------------------------------------------------------------------------------------------------------------------------------------


                                                     Distribution by Credit Score

                                                  Pct.
                                                  Of                                         Weighted    Wt.
                                                  Pool       Weighted   Weighted             Avg.        Avg.
                        Number                    By         Avg.       Avg.      Avg.       Combined    CLTV                Pct.
                        of          Principal     Principal  Gross      Current   Principal  Original    incld   Pct.        Owner
Credit Score            Loans        Balance      Balance    Coupon     FICO     Balance      LTV         SS.   Full Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
740 & Above              138    $   25,828,858      2.53%     8.199%    763    $187,166     81.53%     93.49%     34.87%     76.10%
720 - 739                 85        15,373,570      1.50      8.168     729     180,866     80.93      92.54      40.81      82.89
700 - 719                146        28,313,391      2.77      8.192     708     193,927     81.92      91.49      35.26      79.64
680 - 699                282        51,008,565      4.99      8.183     688     180,881     81.11      93.03      37.63      86.35
660 - 679                513        84,442,015      8.26      8.330     669     164,604     81.92      92.17      38.69      88.58
640 - 659                909       136,682,147     13.38      8.418     649     150,365     81.64      93.68      38.07      93.29
620 - 639              1,369       200,981,177     19.67      8.586     629     146,809     81.09      92.46      41.08      93.47
600 - 619                977       141,382,925     13.84      8.472     609     144,711     81.63      89.68      71.01      93.83
580 - 599              1,066       145,306,433     14.22      8.667     589     136,310     80.56      88.65      71.77      96.08
560 - 579                488        65,219,364      6.38      9.145     570     133,646     79.24      80.75      64.42      93.90
540 - 559                389        57,554,904      5.63      9.273     550     147,956     79.32      80.16      67.34      96.69
520 - 539                282        40,115,643      3.93      9.682     530     142,254     75.53      76.19      64.45      93.91
500 - 519                179        29,697,714      2.91      9.764     509     165,909     74.08      74.82      66.48      97.78
------------------------------------------------------------------------------------------------------------------------------------
Total:(1)              6,823    $1,021,906,706    100.00%     8.643%    621    $149,774     80.62%     89.11%     53.11%     92.48%
------------------------------------------------------------------------------------------------------------------------------------

                                                           Distribution by Lien


                                                  Pct.
                                                  Of                                         Weighted    Wt.
                                                  Pool       Weighted   Weighted             Avg.        Avg.
                        Number                    By         Avg.       Avg.      Avg.       Combined    CLTV                Pct.
                        of          Principal     Principal  Gross      Current   Principal  Original    incld   Pct.        Owner
Lien                    Loans        Balance      Balance    Coupon     FICO     Balance      LTV         SS.   Full Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
 1                     5,900    $  983,594,104     96.25%     8.525%    620    $166,711     79.89%     88.71%     53.57%     92.25%
 2                       923        38,312,602      3.75     11.653     642      41,509     99.34      99.34      41.37      98.43
------------------------------------------------------------------------------------------------------------------------------------
Total:(1)              6,823    $1,021,906,706    100.00%     8.643%    621    $149,774     80.62%     89.11%     53.11%     92.48%
------------------------------------------------------------------------------------------------------------------------------------


(1) Columns may not add due to rounding.







This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                Distribution by Combined Original LTV

                                                  Pct.
                                                  Of                                         Weighted    Wt.
                                                  Pool       Weighted   Weighted             Avg.        Avg.
                        Number                    By         Avg.       Avg.      Avg.       Combined    CLTV                Pct.
Combined                of          Principal     Principal  Gross      Current   Principal  Original    incld   Pct.        Owner
Original LTV            Loans        Balance      Balance    Coupon     FICO     Balance      LTV         SS.   Full Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
60.00% & Below           344    $   50,088,324      4.90%     8.052%    603    $145,606     49.49%     50.40%     55.63%     94.17%
60.01 - 70.00%           404        75,817,139      7.42      7.963     600     187,666     66.78      71.20      58.48      95.40
70.01 - 80.00%         3,362       578,101,103     56.57      8.298     628     171,952     79.26      93.26      49.55      95.47
80.01 - 85.00%           504        79,061,954      7.74      9.023     591     156,869     84.50      85.50      58.70      88.56
85.01 - 90.00%           777       119,598,154     11.70      9.133     611     153,923     89.64      90.61      57.34      82.25
90.01 - 95.00%           363        55,216,973      5.40      9.680     622     152,113     94.74      94.74      62.82      82.47
95.01 - 100.00%        1,069        64,023,059      6.27     10.743     646      59,891     99.88      99.88      53.83      93.24
------------------------------------------------------------------------------------------------------------------------------------
Total:(1)              6,823    $1,021,906,706    100.00%     8.643%    621    $149,774     80.62%     89.11%     53.11%     92.48%
------------------------------------------------------------------------------------------------------------------------------------

                                                     Distribution by Original LTV

                                                  Pct.
                                                  Of                                         Weighted    Wt.
                                                  Pool       Weighted   Weighted             Avg.        Avg.
                        Number                    By         Avg.       Avg.      Avg.       Combined    CLTV                Pct.
Original                of          Principal     Principal  Gross      Current   Principal  Original    incld   Pct.        Owner
LTV                     Loans        Balance      Balance    Coupon     FICO     Balance      LTV         SS.   Full Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
60.00% & Below         1,266    $   88,346,926      8.65%     9.613%    620    $ 69,784     71.10%     71.62%     49.42%     96.01%
60.01 - 70.00%           404        75,817,139      7.42      7.963     600     187,666     66.78      71.20      58.48      95.40
70.01 - 80.00%         3,362       578,101,103     56.57      8.298     628     171,952     79.26      93.26      49.55      95.47
80.01 - 85.00%           499        78,733,586      7.70      9.016     591     157,783     84.50      85.50      58.69      88.51
85.01 - 90.00%           764       118,975,757     11.64      9.121     611     155,727     89.64      90.61      57.36      82.16
90.01 - 95.00%           318        53,544,643      5.24      9.621     621     168,379     94.75      94.75      64.18      82.42
95.01 -  100.00          210        28,387,553      2.78      9.572     652     135,179     99.80      99.80      68.76      85.94
------------------------------------------------------------------------------------------------------------------------------------
Total:(1)              6,823    $1,021,906,706    100.00%     8.643%    621    $149,774     80.62%     89.11%     53.11%     92.48%
------------------------------------------------------------------------------------------------------------------------------------

                                                    Distribution by Documentation

                                                  Pct.
                                                  Of                                         Weighted    Wt.
                                                  Pool       Weighted   Weighted             Avg.        Avg.
                        Number                    By         Avg.       Avg.      Avg.       Combined    CLTV                Pct.
                        of          Principal     Principal  Gross      Current   Principal  Original    incld   Pct.        Owner
Documentation           Loans        Balance      Balance    Coupon     FICO     Balance      LTV         SS.   Full Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
Full Doc               3,951    $  542,774,577     53.11%     8.348%    610    $137,377     80.71%     88.68%    100.00%     93.47%
Stated Doc             2,598       431,238,626     42.20      9.027     633     165,989     80.41      89.76       0.00      91.52
Limited Doc              204        35,266,003      3.45      8.392     618     172,873     83.94      91.14       0.00      88.81
No Doc                    70        12,627,501      1.24      8.905     691     180,393     74.73      79.52       0.00      92.76
------------------------------------------------------------------------------------------------------------------------------------
Total:(1)              6,823    $1,021,906,706    100.00%     8.643%    621    $149,774     80.62%     89.11%     53.11%     92.48%
------------------------------------------------------------------------------------------------------------------------------------


                                                             Distribution by Purpose

                                                  Pct.
                                                  Of                                         Weighted    Wt.
                                                  Pool       Weighted   Weighted             Avg.        Avg.
                        Number                    By         Avg.       Avg.      Avg.       Combined    CLTV                Pct.
                        of          Principal     Principal  Gross      Current   Principal  Original    incld   Pct.        Owner
Purpose                 Loans        Balance      Balance    Coupon     FICO     Balance      LTV         SS.   Full Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
Purchase               3,701    $  500,152,689     48.94%     8.785%    636    $135,140     83.39%     96.45%     47.42%     91.52%
Cashout Refinance      2,795       474,758,130     46.46      8.495     606     169,860     77.55      81.58      57.95      93.06
Rate/term Refinance      327        46,995,887      4.60      8.612     609     143,718     82.15      87.03      64.88      96.81
------------------------------------------------------------------------------------------------------------------------------------
Total:                 6,823    $1,021,906,706    100.00%     8.643%    621    $149,774     80.62%     89.11%     53.11%     92.48%
------------------------------------------------------------------------------------------------------------------------------------

(1) Columns may not add due to rounding.





This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                      Distribution by Occupancy

                                                  Pct.
                                                  Of                                         Weighted    Wt.
                                                  Pool       Weighted   Weighted             Avg.        Avg.
                        Number                    By         Avg.       Avg.      Avg.       Combined    CLTV                Pct.
                        of          Principal     Principal  Gross      Current   Principal  Original    incld   Pct.        Owner
Occupancy               Loans        Balance      Balance    Coupon     FICO     Balance      LTV         SS.   Full Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
Owner Occupied         6,285    $  945,041,952     92.48%     8.584%    619    $150,365     80.35%     89.35%     53.69%    100.00%
Investor                 427        57,636,543      5.64      9.367     647     134,980     83.81      84.51      50.20       0.00
Second Home              111        19,228,211      1.88      9.345     651     173,227     84.29      90.87      33.70       0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                 6,823    $1,021,906,706    100.00%     8.643%    621    $149,774     80.62%     89.11%     53.11%     92.48%
------------------------------------------------------------------------------------------------------------------------------------


                                                          Distribution by Property Type

                                                  Pct.
                                                  Of                                         Weighted    Wt.
                                                  Pool       Weighted   Weighted             Avg.        Avg.
                        Number                    By         Avg.       Avg.      Avg.       Combined    CLTV                Pct.
                        of          Principal     Principal  Gross      Current   Principal  Original    incld   Pct.        Owner
Property Type           Loans        Balance      Balance    Coupon     FICO     Balance      LTV         SS.   Full Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
Family                 5,406    $  776,200,212     75.96%     8.621%    617    $143,581     80.29%     88.40%     56.21%     94.40%
PUD                      761       124,392,858     12.17      8.729     627     163,460     82.39      92.30      42.92      91.69
Condo                    319        56,193,883      5.50      8.592     640     176,156     80.97      91.68      46.65      85.43
2 Family                 231        41,463,709      4.06      8.573     636     179,497     80.50      89.47      46.45      83.41
3-4 Family               106        23,656,044      2.31      9.121     657     223,170     81.66      88.92      32.11      66.23
------------------------------------------------------------------------------------------------------------------------------------
Total:                 6,823    $1,021,906,706    100.00%     8.643%    621    $149,774     80.62%     89.11%     53.11%     92.48%
------------------------------------------------------------------------------------------------------------------------------------

                                                        Distribution by State

                                                  Pct.
                                                  Of                                         Weighted    Wt.
                                                  Pool       Weighted   Weighted             Avg.        Avg.
                        Number                    By         Avg.       Avg.      Avg.       Combined    CLTV                Pct.
                        of          Principal     Principal  Gross      Current   Principal  Original    incld   Pct.        Owner
State                   Loans        Balance      Balance    Coupon     FICO     Balance      LTV         SS.   Full Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
CA                       586    $  173,165,111     16.95%     7.961%    627    $295,504     77.26%     85.97%     46.04%     96.27%
FL                       820       141,780,643     13.87      8.487     628     172,903     79.20      87.50      50.16      89.88
TX                       811        85,021,686      8.32      8.910     614     104,836     82.22      92.53      58.67      94.62
GA                       415        51,631,009      5.05      9.155     620     124,412     83.91      94.38      49.34      91.02
IL                       250        42,247,037      4.13      8.866     631     168,988     82.90      93.22      40.07      94.13
OH                       361        34,792,939      3.40      8.937     607      96,379     84.21      91.82      65.35      91.03
AZ                       152        29,961,498      2.93      8.420     617     197,115     79.49      86.04      52.36      91.14
NY                       120        27,750,592      2.72      8.973     627     231,255     75.62      83.27      38.70      86.31
NJ                       129        26,943,505      2.64      8.723     612     208,864     75.22      82.68      44.68      96.68
TN                       285        26,936,732      2.64      9.153     610      94,515     84.45      93.21      69.86      94.25
Other                  2,894       381,675,955     37.35      8.781     619     131,885     81.86      89.78      57.54      91.53
------------------------------------------------------------------------------------------------------------------------------------
Total:(1)              6,823    $1,021,906,706    100.00%     8.643%    621    $149,774     80.62%     89.11%     53.11%     92.48%
------------------------------------------------------------------------------------------------------------------------------------

(1) Columns may not add due to rounding.




This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                         Distribution by Zip

                                                  Pct.
                                                  Of                                         Weighted    Wt.
                                                  Pool       Weighted   Weighted             Avg.        Avg.
                        Number                    By         Avg.       Avg.      Avg.       Combined    CLTV                Pct.
                        of          Principal     Principal  Gross      Current   Principal  Original    incld   Pct.        Owner
Zip Code                Loans        Balance      Balance    Coupon     FICO     Balance      LTV         SS.   Full Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
 93551                     8    $    2,818,592      0.28%     7.630%    611    $352,324     77.46%     89.69%     31.92%    100.00%
 89052                     7         2,577,427      0.25      7.716     641     368,204     76.24      81.22      47.80      90.23
 75115                    14         2,400,405      0.23      8.836     618     171,458     85.79      90.41      61.97      87.63
 89110                    12         2,314,623      0.23      7.862     674     192,885     78.46      94.69      38.31     100.00
 92335                     8         2,025,963      0.20      7.120     643     253,245     75.62      84.47      92.64     100.00
 92223                     6         1,897,540      0.19      8.696     600     316,257     87.04      93.95      59.20      81.07
 85323                     9         1,788,715      0.18      8.496     634     198,746     85.87      95.48      34.59     100.00
 92345                     7         1,734,121      0.17      8.055     635     247,732     78.76      91.03      68.17      91.87
 77469                    12         1,647,967      0.16      9.017     623     137,331     85.36      96.61      57.53      94.37
 34759                    11         1,647,691      0.16      8.738     625     149,790     84.13      96.20      40.48      78.33
 Other                 6,729     1,001,053,661     97.96      8.653     621     148,767     80.61      89.07      53.13      92.47
------------------------------------------------------------------------------------------------------------------------------------
 Total:(1)             6,823    $1,021,906,706    100.00%     8.643%    621    $149,774     80.62%     89.11%     53.11%     92.48%
------------------------------------------------------------------------------------------------------------------------------------


                                             Distribution by Remaining Months to Maturity


                                                  Pct.
                                                  Of                                         Weighted    Wt.
                                                  Pool       Weighted   Weighted             Avg.        Avg.
                        Number                    By         Avg.       Avg.      Avg.       Combined    CLTV                Pct.
Remaining               of          Principal     Principal  Gross      Current   Principal  Original    incld   Pct.        Owner
Months to Maturity      Loans        Balance      Balance    Coupon     FICO     Balance      LTV         SS.   Full Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
 1 - 180                 338    $   17,382,348      1.70%    10.632%    645    $ 51,427     92.79%     92.92%     56.35%     97.05%
 181 - 240                56         3,637,282      0.36      9.192     619      64,951     87.93      87.94      87.28      98.09
 241 - 360             6,364       986,985,262     96.58      8.600     620     155,089     80.35      88.99      53.22      92.35
 421 - 480                65        13,901,813      1.36      9.065     641     213,874     83.10      93.08      32.76      94.63
------------------------------------------------------------------------------------------------------------------------------------
 Total:(1)             6,823    $1,021,906,706    100.00%     8.643%    621    $149,774     80.62%     89.11%     53.11%     92.48%
------------------------------------------------------------------------------------------------------------------------------------


                                                        Distribution by Amortization Type

                                                  Pct.
                                                  Of                                         Weighted    Wt.
                                                  Pool       Weighted   Weighted             Avg.        Avg.
                        Number                    By         Avg.       Avg.      Avg.       Combined    CLTV                Pct.
Amortization            of          Principal     Principal  Gross      Current   Principal  Original    incld   Pct.        Owner
Type                    Loans        Balance      Balance    Coupon     FICO     Balance      LTV         SS.   Full Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
 1 YR ARM                  1    $       98,000      0.01%     9.850%    654    $ 98,000    100.00%    100.00%      0.00%    100.00%
 1 YR ARM BALLOON 40/30    2           962,441      0.09      7.343     639     481,220     80.00     100.00       0.00     100.00
 10 YR ARM IO              2           191,200      0.02      7.516     622      95,600     82.47      89.00     100.00     100.00
 2 YR ARM              3,131       455,855,859     44.61      8.901     610     145,594     80.66      88.21      52.79      88.29
 2 YR ARM 40/40           52        10,825,567      1.06      9.120     636     208,184     81.20      92.94      23.14      99.05
 2 YR ARM BALLOON 30/15    1            25,250      0.00      9.800     653      25,250    100.00     100.00     100.00     100.00
 2 YR ARM BALLOON 40/30  914       201,673,248     19.73      8.116     624     220,649     78.02      89.58      52.07      97.86
 2 YR ARM IO             546       134,867,985     13.20      8.126     645     247,011     81.06      94.32      45.04      95.97
 3 YR ARM                139        19,207,908      1.88      8.812     625     138,186     84.06      91.04      54.93      87.90
 3 YR ARM 40/40            8         2,319,697      0.23      9.125     661     289,962     93.52      97.70      77.07      72.27
 3 YR ARM BALLOON 40/30   37         7,744,052      0.76      8.086     625     209,299     78.21      86.35      63.26      96.52
 3 YR ARM IO              43         8,919,019      0.87      8.275     649     207,419     85.53      89.69      44.94      76.84
 40 YR FIXED               4           556,764      0.05      8.376     644     139,191     81.65      85.10      46.85     100.00
 5 YR ARM                 51         7,568,987      0.74      8.225     635     148,412     76.46      84.97      62.89      95.11
 5 YR ARM 40/40            1           199,786      0.02      7.250     661     199,786     69.20      69.20       0.00     100.00
 5 YR ARM BALLOON 40/30   18         3,919,013      0.38      7.589     628     217,723     74.02      85.25      66.58     100.00
 5 YR ARM IO              15         3,208,185      0.31      8.479     670     213,879     77.66      93.27      19.20      90.27
 6 MO ARM                 13         3,059,124      0.30      7.329     617     235,317     81.91      85.06      18.98      71.77
 7 YR ARM IO               1           241,900      0.02      4.875     759     241,900     76.79      76.79     100.00     100.00
 FIXED                 1,467       122,840,464     12.02      9.101     619      83,736     82.62      85.83      65.10      95.28
 FIXED BALLOON 30/15     230        11,834,011      1.16     11.107     653      51,452     99.12      99.12      57.67      98.89
 FIXED BALLOON 40/30     114        20,021,272      1.96      8.010     619     175,625     77.84      84.28      65.32      96.29
 FIXED IO                 33         5,766,976      0.56      8.305     651     174,757     76.60      81.03      60.02      98.29
------------------------------------------------------------------------------------------------------------------------------------
 Total:                6,823    $1,021,906,706    100.00%     8.643%    621    $149,774     80.62%     89.11%     53.11%     92.48%
------------------------------------------------------------------------------------------------------------------------------------

 (1) Columns may not add due to rounding.



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                 Distribution by Initial Periodic Cap

                                                  Pct.
                                                  Of                                         Weighted    Wt.
                                                  Pool       Weighted   Weighted             Avg.        Avg.
                        Number                    By         Avg.       Avg.      Avg.       Combined    CLTV                Pct.
Initial                 of          Principal     Principal  Gross      Current   Principal  Original    incld   Pct.        Owner
Periodic Cap            Loans        Balance      Balance    Coupon     FICO     Balance      LTV         SS.   Full Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
 1.00%                    15    $    3,192,374      0.31%     7.371%    616    $212,825     82.14%     85.16%     22.36%     72.95%
 1.50%                     2           304,961      0.03      6.849     652     152,481     80.76      96.66     100.00     100.00
 2.00%                 2,039       359,168,188     35.15      8.641     621     176,149     78.72      88.97      52.22      92.35
 3.00%                 2,863       488,380,298     47.79      8.526     620     170,583     81.35      90.23      50.12      91.47
 3.01%                     1            84,000      0.01      8.350     541      84,000     84.85      84.85     100.00     100.00
 4.00%                     1           242,000      0.02      6.880     665     242,000     89.96      89.96       0.00     100.00
 5.00%                    54         9,515,398      0.93      7.764     639     176,211     73.93      82.66      60.50      99.16
 N/A                   1,848       161,019,487     15.76      9.082     623      87,132     83.02      86.44      64.34      95.80
------------------------------------------------------------------------------------------------------------------------------------
 Total:                6,823    $1,021,906,706    100.00%     8.643%    621    $149,774     80.62%     89.11%     53.11%     92.48%
------------------------------------------------------------------------------------------------------------------------------------


                                                     Distribution by Periodic Cap

                                                  Pct.
                                                  Of                                         Weighted    Wt.
                                                  Pool       Weighted   Weighted             Avg.        Avg.
                        Number                    By         Avg.       Avg.      Avg.       Combined    CLTV                Pct.
                        of          Principal     Principal  Gross      Current   Principal  Original    incld   Pct.        Owner
Periodic Cap            Loans        Balance      Balance    Coupon     FICO     Balance      LTV         SS.   Full Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
 1.00%                 4,971    $  860,230,708     84.18%     8.562%    620    $173,050     80.18%     89.61%     50.99%     91.85%
 1.50%                     2           304,961      0.03      6.849     652     152,481     80.76      96.66     100.00     100.00
 2.00%                     2           351,550      0.03      6.650     689     175,775     79.35      79.35      68.81     100.00
 N/A                   1,848       161,019,487     15.76      9.082     623      87,132     83.02      86.44      64.34      95.80
------------------------------------------------------------------------------------------------------------------------------------
 Total:                6,823    $1,021,906,706    100.00%     8.643%    621    $149,774     80.62%     89.11%     53.11%     92.48%
------------------------------------------------------------------------------------------------------------------------------------


                                                 Distribution by Months to Rate Reset

                                                  Pct.
                                                  Of                                         Weighted    Wt.
                                                  Pool       Weighted   Weighted             Avg.        Avg.
                        Number                    By         Avg.       Avg.      Avg.       Combined    CLTV                Pct.
Months to               of          Principal     Principal  Gross      Current   Principal  Original    incld   Pct.        Owner
Rate Reset              Loans        Balance      Balance    Coupon     FICO     Balance      LTV         SS.   Full Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
 1 - 12                   16    $    4,119,565      0.40%     7.392%    623    $257,473     81.90%     88.91%     14.09%     79.04%
 13 - 24               4,644       803,247,908     78.60      8.576     619     172,965     80.07      89.64      50.91      92.13
 25 - 36                 227        38,190,676      3.74      8.558     633     168,241     83.79      90.18      55.63      86.11
 49 & Above               88        15,329,070      1.50      8.041     643     174,194     76.07      86.49      54.92      95.55
 N/A                   1,848       161,019,487     15.76      9.082     623      87,132     83.02      86.44      64.34      95.80
------------------------------------------------------------------------------------------------------------------------------------
 Total:                6,823    $1,021,906,706    100.00%     8.643%    621    $149,774     80.62%     89.11%     53.11%     92.48%
------------------------------------------------------------------------------------------------------------------------------------


(1) Columns may not add due to rounding.




This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                       Distribution by Life Maximum Rate

                                                  Pct.
                                                  Of                                         Weighted    Wt.
                                                  Pool       Weighted   Weighted             Avg.        Avg.
                        Number                    By         Avg.       Avg.      Avg.       Combined    CLTV                Pct.
Life                    of          Principal     Principal  Gross      Current   Principal  Original    incld   Pct.        Owner
Maximum Rate            Loans        Balance      Balance    Coupon     FICO     Balance      LTV         SS.   Full Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
N/A                    1,848    $  161,019,487     15.76%     9.082%    623    $ 87,132     83.02%     86.44%     64.34%     95.80%
0.01 - 11.99%             19         3,625,104      0.35      6.237     681     190,795     73.53      86.48      84.29      98.49
12.00 - 12.49%            91        20,363,550      1.99      6.365     649     223,775     70.63      80.41      85.73      99.61
12.50 - 12.99%           209        47,486,096      4.65      6.895     644     227,206     75.60      87.84      78.22      96.78
13.00 - 13.49%           312        65,371,626      6.40      7.221     638     209,524     76.42      88.84      68.22      99.21
13.50 - 13.99%           599       118,992,878     11.64      7.670     633     198,653     77.99      90.31      58.68      97.08
14.00 - 14.49%           547        99,384,121      9.73      8.065     627     181,689     79.17      90.62      54.20      96.34
14.50 - 14.99%           804       145,328,625     14.22      8.513     622     180,757     80.37      91.35      42.97      93.35
15.00 - 15.49%           611       104,155,275     10.19      8.959     615     170,467     81.45      90.23      40.75      88.61
15.50 - 15.99%           619        98,712,402      9.66      9.306     611     159,471     82.62      90.43      37.04      86.81
16.00% & Above         1,164       157,467,541     15.41     10.254     595     135,281     84.25      88.02      45.58      83.33
------------------------------------------------------------------------------------------------------------------------------------
Total:(1)              6,823    $1,021,906,706    100.00%     8.643%    621    $149,774     80.62%     89.11%     53.11%     92.48%
------------------------------------------------------------------------------------------------------------------------------------


                                                        Distribution by Margin

                                                  Pct.
                                                  Of                                         Weighted    Wt.
                                                  Pool       Weighted   Weighted             Avg.        Avg.
                        Number                    By         Avg.       Avg.      Avg.       Combined    CLTV                Pct.
                        of          Principal     Principal  Gross      Current   Principal  Original    incld   Pct.        Owner
Margin                  Loans        Balance      Balance    Coupon     FICO     Balance      LTV         SS.   Full Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
 N/A                   1,848    $  161,019,487     15.76%     9.082%    623    $ 87,132     83.02%     86.44%     64.34%     95.80%
 0.01 - 4.99%            203        42,017,230      4.11      7.401     655     206,981     78.60      90.32      47.71      98.17
 5.00 - 5.49%            251        50,087,839      4.90      7.900     633     199,553     80.88      92.95      60.72      93.15
 5.50 - 5.99%          1,888       336,100,027     32.89      8.166     622     178,019     78.42      89.38      65.50      94.71
 6.00 - 6.49%            963       171,720,889     16.80      8.784     619     178,319     80.90      89.26      38.23      89.19
 6.50 - 6.99%            807       145,582,047     14.25      8.974     611     180,399     80.12      88.28      36.81      91.36
 7.00 - 7.49%            457        61,621,011      6.03      9.355     613     134,838     83.46      90.65      43.87      88.53
 7.50 - 7.99%            243        34,857,305      3.41      9.707     615     143,446     84.16      90.26      32.93      88.94
 8.00 - 8.49%             91        11,401,955      1.12      9.720     608     125,296     88.91      91.74      57.85      65.58
 8.50 - 8.99%             41         4,351,264      0.43     10.185     621     106,128     89.35      93.80      49.72      67.05
 9.00 - 9.49%             26         2,605,939      0.26     10.482     583     100,228     86.77      89.51      61.87      74.78
 9.50% & Above             5           541,713      0.05     11.219     557     108,343     93.99      93.99      80.64      91.43
------------------------------------------------------------------------------------------------------------------------------------
 Total:(1)             6,823    $1,021,906,706    100.00%     8.643%    621    $149,774     80.62%     89.11%     53.11%     92.48%
------------------------------------------------------------------------------------------------------------------------------------


                                             Distribution by Interest Only Term (Months)


                                                  Pct.
                                                  Of                                         Weighted    Wt.
                                                  Pool       Weighted   Weighted             Avg.        Avg.
                        Number                    By         Avg.       Avg.      Avg.       Combined    CLTV                Pct.
Interest Only           of          Principal     Principal  Gross      Current   Principal  Original    incld   Pct.        Owner
Term (Months)           Loans        Balance      Balance    Coupon     FICO     Balance      LTV         SS.   Full Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
 0                     6,183    $  868,711,442     85.01%     8.731%    616    $140,500     80.54%     88.34%     54.51%     92.06%
 24                       12         1,935,147      0.19      9.181     632     161,262     87.06      90.78       0.00     100.00
 60                      618       148,684,795     14.55      8.147     646     240,590     81.10      93.77      44.85      94.68
 84                        1           241,900      0.02      4.875     759     241,900     76.79      76.79     100.00     100.00
 120                       9         2,333,423      0.23      7.357     629     259,269     75.10      80.14     100.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
 Total:(1)             6,823    $1,021,906,706    100.00%     8.643%    621    $149,774     80.62%     89.11%     53.11%     92.48%
------------------------------------------------------------------------------------------------------------------------------------

(1) Columns may not add due to rounding.



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          The Mortgage Loans - Group I

Selected Mortgage Loan Data(1)

Scheduled Principal Balance:                                        $461,739,208
Number of Mortgage Loans:                                                  3,310
Average Scheduled Principal Balance:                                    $139,498
Weighted Average Gross Coupon:                                            8.741%
Weighted Average Net Coupon: (2)                                          8.231%
Weighted Average Current FICO Score:                                         615
Weighted Average Original LTV Ratio: ((3))                                79.21%
Weighted Average Combined Original LTV Ratio: ((3))                       80.73%
Weighted Average Stated Remaining Term (months):                             358
Weighted Average Seasoning (months):                                           1
Weighted Average Months to Roll: ((4))                                        25
Weighted Average Gross Margin: ((4))                                       6.20%
Weighted Average Initial Rate Cap: ((4))                                   2.60%
Weighted Average Periodic Rate Cap: ((4))                                  1.00%
Weighted Average Gross Maximum Lifetime Rate: ((4))                       14.95%
Percentage of Loans with Silent Seconds: (5)                              29.74%
Non-Zero Weighted Average Back-Debt to Income Ratio:                      42.15%
Percentage of Loans with Mortgage Insurance:                               0.00%

(1) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Statistical Calculation Date.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.

(3) With respect to first lien mortgage loans, the original LTV ratio reflects the original loan-to-value ratio and with respect to the second lien mortgage loans, the combined original LTV ratio reflects the ratio of the sum of the original principal balance of the second lien mortgage loans, plus the original principal balance of the related first lien mortgage loan, to the value of the related mortgaged property; the combined LTV ratio with silent seconds reflects the ratio of the sum of the original principal balance of the second lien mortgage loans, including any mortgage loans with subordinate liens outside of the mortgage pool, plus the original principal balance of the related first lien mortgage loan, to the original value of the related mortgaged property.

(4) Represents the weighted average of the adjustable rate mortgage loans in the mortgage pool.

(5) Represents percentage of mortgage loans in the mortgage loan pool as to which a second lien mortgage loan secured by the related mortgaged property was originated in connection with the origination of the first lien mortgage loan. The second lien mortgage loan is not included in the mortgage loan pool.

                                              Distribution by Current Principal Balance

                                                  Pct.
                                                  Of                                         Weighted    Wt.
                                                  Pool       Weighted   Weighted             Avg.        Avg.
                        Number                    By         Avg.       Avg.      Avg.       Combined    CLTV                Pct.
Current Principal       of          Principal     Principal  Gross      Current   Principal  Original    incld   Pct.        Owner
Balance                 Loans        Balance      Balance    Coupon     FICO     Balance      LTV         SS.   Full Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below          300    $    9,941,274      2.15%    10.839%    622    $ 33,138     90.86%     92.59%     58.25%     84.43%
$50,001 - $75,000        533        33,575,376      7.27      9.561     610      62,993     83.06      88.78      60.97      76.69
$75,001 - $100,000       513        44,482,545      9.63      9.020     605      86,711     81.98      89.52      68.49      87.79
$100,001 - $125,000      463        52,092,770     11.28      8.690     616     112,511     80.61      89.72      63.20      90.43
$125,001 - $150,000      341        46,717,051     10.12      8.736     614     137,000     81.30      89.81      59.01      89.53
$150,001 - $200,000      477        83,341,213     18.05      8.539     616     174,720     79.84      87.13      53.41      86.41
$200,001 - $250,000      271        61,104,680     13.23      8.464     615     225,479     78.48      84.82      43.78      91.47
$250,001 - $300,000      193        52,716,921     11.42      8.528     626     273,145     80.44      85.99      38.43      82.87
$300,001 - $350,000      120        39,033,499      8.45      8.526     614     325,279     79.10      83.34      31.57      87.60
$350,001 - $400,000       75        28,104,883      6.09      8.621     610     374,732     81.57      83.12      37.12      83.08
$400,001 & Above          24        10,628,996      2.30      8.615     631     442,875     81.66      83.36      29.79      69.43
------------------------------------------------------------------------------------------------------------------------------------
Total:(1)              3,310    $  461,739,208    100.00%     8.741%    615    $139,498     80.73%     87.08%     50.82%     86.34%
------------------------------------------------------------------------------------------------------------------------------------

(1) Columns may not add due to rounding.




This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                     Distribution by Current Rate

                                                  Pct.
                                                  Of                                         Weighted    Wt.
                                                  Pool       Weighted   Weighted             Avg.        Avg.
                        Number                    By         Avg.       Avg.      Avg.       Combined    CLTV                Pct.
                        of          Principal     Principal  Gross      Current   Principal  Original    incld   Pct.        Owner
Current Rate            Loans        Balance      Balance    Coupon     FICO     Balance      LTV         SS.   Full Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
 4.99% & Below             1    $      241,900      0.05%     4.875%    759    $241,900     76.79%     76.79%    100.00%    100.00%
 5.50 - 5.99%             10         1,861,470      0.40      5.717     703     186,147     78.06      91.69      79.05     100.00
 6.00 - 6.49%             54        10,667,431      2.31      6.251     645     197,545     71.77      80.43      86.85     100.00
 6.50 - 6.99%            144        27,087,195      5.87      6.803     653     188,106     73.78      83.07      70.02      98.07
 7.00 - 7.49%            233        42,653,681      9.24      7.270     635     183,063     76.14      86.06      61.75      97.74
 7.50 - 7.99%            411        65,941,767     14.28      7.760     629     160,442     77.54      88.47      62.34      93.16
 8.00 - 8.49%            346        49,861,263     10.80      8.243     619     144,108     79.28      87.73      55.52      92.76
 8.50 - 8.99%            548        78,264,750     16.95      8.746     613     142,819     81.56      88.00      39.30      86.20
 9.00% & Above         1,563       185,159,751     40.10     10.023     597     118,464     84.51      87.18      42.58      76.95
------------------------------------------------------------------------------------------------------------------------------------
 Total:                3,310    $  461,739,208    100.00%     8.741%    615    $139,498     80.73%     87.08%     50.82%     86.34%
------------------------------------------------------------------------------------------------------------------------------------


                                                     Distribution by Credit Score

                                                  Pct.
                                                  Of                                         Weighted    Wt.
                                                  Pool       Weighted   Weighted             Avg.        Avg.
                        Number                    By         Avg.       Avg.      Avg.       Combined    CLTV                Pct.
                        of          Principal     Principal  Gross      Current   Principal  Original    incld   Pct.        Owner
Credit Score            Loans        Balance      Balance    Coupon     FICO     Balance      LTV         SS.   Full Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
 740 & Above              67    $    9,891,514      2.14%     8.184%    766    $147,635     83.01%     91.91%     50.39%     51.68%
 720 - 739                35         5,007,109      1.08      8.390     730     143,060     78.52      86.35      47.84      55.29
 700 - 719                64        10,461,324      2.27      8.266     708     163,458     82.67      89.02      41.59      62.10
 680 - 699               135        21,400,512      4.63      8.112     688     158,522     80.02      88.94      40.60      71.50
 660 - 679               237        36,545,557      7.91      8.191     669     154,201     80.79      88.86      46.25      79.23
 640 - 659               386        51,769,302     11.21      8.353     648     134,117     81.48      90.62      41.68      84.06
 620 - 639               594        81,474,214     17.65      8.637     629     137,162     81.56      90.21      41.26      86.37
 600 - 619               512        69,124,473     14.97      8.556     609     135,009     81.58      87.81      65.07      88.38
 580 - 599               545        72,132,397     15.62      8.743     590     132,353     81.23      89.08      64.84      93.90
 560 - 579               268        36,400,304      7.88      9.319     570     135,822     80.15      80.95      47.64      89.56
 540 - 559               235        32,637,413      7.07      9.437     549     138,883     80.27      81.01      56.73      96.48
 520 - 539               156        21,667,558      4.69      9.856     530     138,895     76.80      77.75      45.23      93.44
 500 - 519                76        13,227,532      2.86     10.175     509     174,046     73.05      73.43      35.91      98.03
------------------------------------------------------------------------------------------------------------------------------------
 Total:(1)             3,310    $  461,739,208    100.00%     8.741%    615    $139,498     80.73%     87.08%     50.82%     86.34%
------------------------------------------------------------------------------------------------------------------------------------


                                                         Distribution by Lien

                                                  Pct.
                                                  Of                                         Weighted    Wt.
                                                  Pool       Weighted   Weighted             Avg.        Avg.
                        Number                    By         Avg.       Avg.      Avg.       Combined    CLTV                Pct.
                        of          Principal     Principal  Gross      Current   Principal  Original    incld   Pct.        Owner
Lien                    Loans        Balance      Balance    Coupon     FICO     Balance      LTV         SS.   Full Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
 1                     3,061    $  452,843,634     98.07%     8.689%    615    $147,940     80.36%     86.84%     50.76%     86.07%
 2                       249         8,895,574      1.93     11.358     640      35,725     99.14      99.14      53.81     100.00
------------------------------------------------------------------------------------------------------------------------------------
 Total:                3,310    $  461,739,208    100.00%     8.741%    615    $139,498     80.73%     87.08%     50.82%     86.34%
------------------------------------------------------------------------------------------------------------------------------------

(1) Columns may not add due to rounding.



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                     Distribution by Combined Original LTV

                                                  Pct.
                                                  Of                                         Weighted    Wt.
                                                  Pool       Weighted   Weighted             Avg.        Avg.
                        Number                    By         Avg.       Avg.      Avg.       Combined    CLTV                Pct.
Combined                of          Principal     Principal  Gross      Current   Principal  Original    incld   Pct.        Owner
Original LTV            Loans        Balance      Balance    Coupon     FICO     Balance      LTV         SS.   Full Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
 60.00% & Below          188    $   28,436,934      6.16%     8.196%    606    $151,260     48.21%     48.77%     28.43%     92.51%
 60.01 - 70.00%          215        39,618,276      8.58      8.085     604     184,271     67.23      74.72      34.51      96.22
 70.01 - 80.00%        1,348       197,970,471     42.87      8.390     623     146,862     78.88      91.80      44.92      90.87
 80.01 - 85.00%          432        61,579,903     13.34      9.106     586     142,546     84.56      84.86      58.36      86.20
 85.01 - 90.00%          556        78,516,230     17.00      9.073     616     141,216     89.61      90.16      62.86      74.37
 90.01 - 95.00%          237        33,884,426      7.34      9.601     623     142,972     94.77      94.77      73.14      74.10
 95.01 - 100.00%         334        21,732,967      4.71     10.268     644      65,069     99.82      99.82      63.94      81.63
------------------------------------------------------------------------------------------------------------------------------------
 Total:(1)             3,310    $  461,739,208    100.00%     8.741%    615    $139,498     80.73%     87.08%     50.82%     86.34%
------------------------------------------------------------------------------------------------------------------------------------


                                                     Distribution by Original LTV

                                                  Pct.
                                                  Of                                         Weighted    Wt.
                                                  Pool       Weighted   Weighted             Avg.        Avg.
                        Number                    By         Avg.       Avg.      Avg.       Combined    CLTV                Pct.
                        of          Principal     Principal  Gross      Current   Principal  Original    incld   Pct.        Owner
Original LTV            Loans        Balance      Balance    Coupon     FICO     Balance      LTV         SS.   Full Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
 60.00% & Below          437    $   37,332,508      8.09%     8.949%    614    $ 85,429     60.34%     60.77%     34.48%     94.29%
 60.01 - 70.00%          215        39,618,276      8.58      8.085     604     184,271     67.23      74.72      34.51      96.22
 70.01 - 80.00%        1,348       197,970,471     42.87      8.390     623     146,862     78.88      91.80      44.92      90.87
 80.01 - 85.00%          430        61,497,103     13.32      9.104     586     143,017     84.56      84.86      58.31      86.18
 85.01 - 90.00%          550        78,180,256     16.93      9.065     615     142,146     89.61      90.16      62.85      74.26
 90.01 - 95.00%          226        33,506,295      7.26      9.577     623     148,258     94.78      94.78      73.64      73.81
 95.01 - 100.00%         104        13,634,298      2.95      9.617     647     131,099     99.76      99.76      69.82      70.72
------------------------------------------------------------------------------------------------------------------------------------
 Total:(1)             3,310    $  461,739,208    100.00%     8.741%    615    $139,498     80.73%     87.08%     50.82%     86.34%
------------------------------------------------------------------------------------------------------------------------------------

                                                    Distribution by Documentation

                                                  Pct.
                                                  Of                                         Weighted    Wt.
                                                  Pool       Weighted   Weighted             Avg.        Avg.
                        Number                    By         Avg.       Avg.      Avg.       Combined    CLTV                Pct.
                        of          Principal     Principal  Gross      Current   Principal  Original    incld   Pct.        Owner
Documentation           Loans        Balance      Balance    Coupon     FICO     Balance      LTV         SS.   Full Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
Full Doc               1,865    $  234,666,949     50.82%     8.495%    612    $125,827     83.23%     90.77%    100.00%     88.10%
Stated Doc             1,286       202,495,818     43.86      9.033     617     157,462     77.91      83.25       0.00      85.02
Limited Doc              120        18,041,103      3.91      8.713     612     150,343     84.15      87.86       0.00      78.22
No Doc                    39         6,535,337      1.42      8.561     675     167,573     68.68      70.53       0.00      86.00
------------------------------------------------------------------------------------------------------------------------------------
Total:(1)              3,310    $  461,739,208    100.00%     8.741%    615    $139,498     80.73%     87.08%     50.82%     86.34%
------------------------------------------------------------------------------------------------------------------------------------

                                                                 Distribution by Purpose

                                                  Pct.
                                                  Of                                         Weighted    Wt.
                                                  Pool       Weighted   Weighted             Avg.        Avg.
                        Number                    By         Avg.       Avg.      Avg.       Combined    CLTV                Pct.
                        of          Principal     Principal  Gross      Current   Principal  Original    incld   Pct.        Owner
Purpose                 Loans        Balance      Balance    Coupon     FICO     Balance      LTV         SS.   Full Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
Cashout Refinance      1,888    $  303,222,513     65.67%     8.651%    608    $160,605     78.91%     83.60%     47.29%     92.44%
Purchase               1,172       122,407,854     26.51      8.982     635     104,444     84.35      94.84      57.53      68.17
Rate/term Refinance      250        36,108,841      7.82      8.678     612     144,435     83.65      89.92      57.78      96.67
------------------------------------------------------------------------------------------------------------------------------------
Total:                 3,310    $  461,739,208    100.00%     8.741%    615    $139,498     80.73%     87.08%     50.82%     86.34%
------------------------------------------------------------------------------------------------------------------------------------

(1) Columns may not add due to rounding.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                      Distribution by Occupancy

                                                  Pct.
                                                  Of                                         Weighted    Wt.
                                                  Pool       Weighted   Weighted             Avg.        Avg.
                        Number                    By         Avg.       Avg.      Avg.       Combined    CLTV                Pct.
                        of          Principal     Principal  Gross      Current   Principal  Original    incld   Pct.        Owner
Occupancy               Loans        Balance      Balance    Coupon     FICO     Balance      LTV         SS.   Full Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
Owner Occupied         2,848    $  398,648,265     86.34%     8.630%    610    $139,975     80.01%     87.05%     51.86%    100.00%
Investor                 378        49,131,893     10.64      9.472     647     129,979     85.08      85.90      47.00       0.00
Second Home               84        13,959,051      3.02      9.325     653     166,179     85.96      91.97      34.60       0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:(1)              3,310    $  461,739,208    100.00%     8.741%    615    $139,498     80.73%     87.08%     50.82%     86.34%
------------------------------------------------------------------------------------------------------------------------------------

                                                              Distribution by Property Type

                                                  Pct.
                                                  Of                                         Weighted    Wt.
                                                  Pool       Weighted   Weighted             Avg.        Avg.
                        Number                    By         Avg.       Avg.      Avg.       Combined    CLTV                Pct.
                        of          Principal     Principal  Gross      Current   Principal  Original    incld   Pct.        Owner
Property Type           Loans        Balance      Balance    Coupon     FICO     Balance      LTV         SS.   Full Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
Single Family          2,777      $372,867,878     80.75%     8.732%    611    $134,270     80.60%     86.95%     52.29%     90.37%
PUD                      247        40,469,371      8.76      8.665     628     163,844     82.42      89.80      45.15      76.95
Condo                    125        18,892,767      4.09      8.804     631     151,142     80.03      86.06      48.65      70.49
2 Family                 113        18,724,655      4.06      8.865     627     165,705     80.38      85.80      46.24      66.84
3-4 Family                48        10,784,537      2.34      8.981     653     224,678     80.34      85.17      33.16      43.57
------------------------------------------------------------------------------------------------------------------------------------
Total:(1)              3,310    $  461,739,208    100.00%     8.741%    615    $139,498     80.73%     87.08%     50.82%     86.34%
------------------------------------------------------------------------------------------------------------------------------------


                                                                  Distribution by State

                                                  Pct.
                                                  Of                                         Weighted    Wt.
                                                  Pool       Weighted   Weighted             Avg.        Avg.
                        Number                    By         Avg.       Avg.      Avg.       Combined    CLTV                Pct.
                        of          Principal     Principal  Gross      Current   Principal  Original    incld   Pct.        Owner
State                   Loans        Balance      Balance    Coupon     FICO     Balance      LTV         SS.   Full Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
FL                       370    $   62,050,133     13.44%     8.549%    618    $167,703     78.50%     84.35%     43.67%     81.20%
CA                       203        51,873,418     11.23      8.163     606     255,534     74.00      76.93      33.34      93.22
TX                       276        26,356,771      5.71      9.157     610      95,496     82.73      90.86      55.20      83.47
GA                       192        24,452,032      5.30      9.004     620     127,354     84.02      93.73      61.33      82.66
OH                       225        21,897,073      4.74      8.899     605      97,320     85.13      91.08      68.31      86.11
IL                       117        19,457,961      4.21      8.778     620     166,307     83.52      91.15      42.47      91.27
NJ                        83        16,892,866      3.66      8.754     606     203,529     74.46      81.67      40.51      96.20
NC                       144        15,762,779      3.41      8.985     618     109,464     83.70      93.06      58.00      88.81
MI                       143        15,281,490      3.31      8.989     618     106,864     84.66      90.32      57.81      87.18
NY                        65        14,042,090      3.04      9.241     615     216,032     72.73      76.76      31.63      76.43
Other                  1,492       193,672,596     41.94      8.768     618     129,807     82.34      88.92      55.89      86.11
------------------------------------------------------------------------------------------------------------------------------------
Total:(1)              3,310      $461,739,208    100.00%     8.741%    615    $139,498     80.73%     87.08%     50.82%     86.34%
------------------------------------------------------------------------------------------------------------------------------------

(1) Columns may not add due to rounding.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                            Distribution by Zip

                                                  Pct.
                                                  Of                                         Weighted    Wt.
                                                  Pool       Weighted   Weighted             Avg.        Avg.
                        Number                    By         Avg.       Avg.      Avg.       Combined    CLTV                Pct.
                        of          Principal     Principal  Gross      Current   Principal  Original    incld   Pct.        Owner
Zip                     Loans        Balance      Balance    Coupon     FICO     Balance      LTV         SS.   Full Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
 11520                     3    $    1,179,057      0.26%     8.530%    647    $393,019     84.81%     84.81%     33.53%     31.89%
 89030                     9         1,173,429      0.25      8.115     643     130,381     79.08      89.81      58.97      79.08
 89110                     6         1,018,023      0.22      7.323     693     169,671     77.95      92.26      57.33     100.00
 80219                     6           991,842      0.21      8.493     653     165,307     87.89      94.55      36.74      56.40
 75115                     6           924,964      0.20      9.227     616     154,161     86.55      89.73      68.50      67.89
 60644                     3           891,697      0.19      8.325     612     297,232     84.75      88.45      29.16     100.00
 29910                     8           888,156      0.19      9.814     638     111,020     81.57      97.03       0.00      66.32
 20164                     3           874,000      0.19      7.308     611     291,333     68.84      76.26       0.00     100.00
 89031                     4           847,852      0.18      8.316     622     211,963     84.01      90.50      27.35     100.00
 93551                     3           827,592      0.18      7.665     620     275,864     74.82      88.54      30.81     100.00
 Other                 3,259       452,122,594     97.92      8.750     615     138,730     80.72      87.03      51.15      86.51
------------------------------------------------------------------------------------------------------------------------------------
 Total:(1)             3,310      $461,739,208    100.00%     8.741%    615    $139,498     80.73%     87.08%     50.82%     86.34%
------------------------------------------------------------------------------------------------------------------------------------

                                             Distribution by Remaining Months to Maturity

                                                  Pct.
                                                  Of                                         Weighted    Wt.
                                                  Pool       Weighted   Weighted             Avg.        Avg.
                        Number                    By         Avg.       Avg.      Avg.       Combined    CLTV                Pct.
Remaining Months        of          Principal     Principal  Gross      Current   Principal  Original    incld   Pct.        Owner
to Maturity             Loans        Balance      Balance    Coupon     FICO     Balance      LTV         SS.   Full Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
 1 - 180                 120    $    5,680,311      1.23%    10.260%    644    $ 47,336     89.31%     89.72%     59.32%     93.97%
 181 - 240                20         1,298,621      0.28      9.778     635      64,931     92.21      92.22      77.43      94.64
 241 - 360             3,146       450,037,992     97.47      8.718     614     143,051     80.56      87.00      50.77      86.24
 421 - 480                24         4,722,285      1.02      8.771     654     196,762     83.13      89.56      38.71      84.20
------------------------------------------------------------------------------------------------------------------------------------
 Total:(1)             3,310    $  461,739,208    100.00%     8.741%    615    $139,498     80.73%     87.08%     50.82%     86.34%
------------------------------------------------------------------------------------------------------------------------------------

                                                            Distribution by Amortization Type

                                                  Pct.
                                                  Of                                         Weighted    Wt.
                                                  Pool       Weighted   Weighted             Avg.        Avg.
                        Number                    By         Avg.       Avg.      Avg.       Combined    CLTV                Pct.
Amortization            of          Principal     Principal  Gross      Current   Principal  Original    incld   Pct.        Owner
Type                    Loans        Balance      Balance    Coupon     FICO     Balance      LTV         SS.   Full Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
1 YR ARM                   1    $       98,000      0.02%     9.850%    654    $ 98,000    100.00%    100.00%      0.00%    100.00%
10 YR ARM IO               2           191,200      0.04      7.516     622      95,600     82.47      89.00     100.00     100.00
2 YR ARM               1,688       229,559,105     49.72      9.053     606     135,995     81.45      86.98      48.52      80.10
2 YR ARM 40/40            17         3,276,375      0.71      8.798     642     192,728     79.70      87.62      23.86      96.86
2 YR ARM BALLOON 30/15     1            25,250      0.01      9.800     653      25,250    100.00     100.00     100.00     100.00
2 YR ARM BALLOON 40/30   493        88,081,108     19.08      8.271     614     178,664     77.39      87.27      47.17      97.17
2 YR ARM IO              207        42,797,293      9.27      8.109     635     206,750     80.86      88.28      55.19      92.17
3 YR ARM                  72         8,502,029      1.84      8.873     634     118,084     84.67      92.76      54.49      75.25
3 YR ARM 40/40             4           961,260      0.21      9.161     694     240,315     95.44      99.99     100.00      33.07
3 YR ARM BALLOON 40/30    22         4,010,214      0.87      8.189     627     182,282     79.81      86.30      60.61      93.28
3 YR ARM IO               28         5,565,099      1.21      8.240     653     198,754     84.54      87.87      45.40      62.89
40 YR FIXED                2           284,864      0.06      8.209     656     142,432     90.84      90.84      29.79     100.00
5 YR ARM                  30         4,553,924      0.99      8.241     633     151,797     75.76      86.68      54.33      94.95
5 YR ARM 40/40             1           199,786      0.04      7.250     661     199,786     69.20      69.20       0.00     100.00
5 YR ARM BALLOON 40/30    11         2,433,419      0.53      7.989     632     221,220     75.50      90.80      46.18     100.00
5 YR ARM IO                8         1,291,095      0.28      8.670     651     161,387     74.18      83.28      37.01      75.82
6 MO ARM                   8         1,908,624      0.41      7.487     617     238,578     83.66      87.33      25.05      54.75
7 YR ARM IO                1           241,900      0.05      4.875     759     241,900     76.79      76.79     100.00     100.00
FIXED                    565        52,526,903     11.38      8.911     620      92,968     82.37      85.47      60.89      91.12
FIXED BALLOON 30/15       81         3,240,157      0.70     11.028     650      40,002     99.44      99.44      70.40     100.00
FIXED BALLOON 40/30       53         9,071,628      1.96      8.158     625     171,163     78.70      84.44      54.91      97.81
FIXED IO                  15         2,919,976      0.63      7.749     636     194,665     69.80      72.23      83.87      96.63
------------------------------------------------------------------------------------------------------------------------------------
Total:                 3,310    $  461,739,208    100.00%     8.741%    615    $139,498     80.73%     87.08%     50.82%     86.34%
------------------------------------------------------------------------------------------------------------------------------------

(1) Columns may not add due to rounding.




This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                 Distribution by Initial Periodic Cap

                                                  Pct.
                                                  Of                                         Weighted    Wt.
                                                  Pool       Weighted   Weighted             Avg.        Avg.
                        Number                    By         Avg.       Avg.      Avg.       Combined    CLTV                Pct.
Initial                 of          Principal     Principal  Gross      Current   Principal  Original    incld   Pct.        Owner
Periodic Cap            Loans        Balance      Balance    Coupon     FICO     Balance      LTV         SS.   Full Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
 1.00%                    10    $    2,041,874      0.44%     7.542%    616    $204,187     83.90%     87.33%     29.94%     57.70%
 1.50%                     2           304,961      0.07      6.849     652     152,481     80.76      96.66     100.00     100.00
 2.00%                 1,068       166,488,372     36.06      8.761     615     155,888     77.82      86.10      48.18      86.47
 3.00%                 1,478       218,371,265     47.29      8.731     612     147,748     82.65      88.40      49.85      84.12
 3.01%                     1            84,000      0.02      8.350     541      84,000     84.85      84.85     100.00     100.00
 4.00%                     1           242,000      0.05      6.880     665     242,000     89.96      89.96       0.00     100.00
 5.00%                    34         6,163,207      1.33      7.819     640     181,271     73.29      83.89      45.65      98.70
 N/A                     716        68,043,529     14.74      8.858     623      95,033     82.19      85.45      61.40      92.71
------------------------------------------------------------------------------------------------------------------------------------
 Total:(1)             3,310    $  461,739,208    100.00%     8.741%    615    $139,498     80.73%     87.08%     50.82%     86.34%
------------------------------------------------------------------------------------------------------------------------------------

                                                               Distribution by Periodic Cap

                                                  Pct.
                                                  Of                                         Weighted    Wt.
                                                  Pool       Weighted   Weighted             Avg.        Avg.
                        Number                    By         Avg.       Avg.      Avg.       Combined    CLTV                Pct.
                        of          Principal     Principal  Gross      Current   Principal  Original    incld   Pct.        Owner
Periodic Cap            Loans        Balance      Balance    Coupon     FICO     Balance      LTV         SS.   Full Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
 1.00%                 2,590    $  393,039,168     85.12%     8.724%    614    $151,753     80.47%     87.36%     48.94%     85.21%
 1.50%                     2           304,961      0.07      6.849     652     152,481     80.76      96.66     100.00     100.00
 2.00%                     2           351,550      0.08      6.650     689     175,775     79.35      79.35      68.81     100.00
 N/A                     716        68,043,529     14.74      8.858     623      95,033     82.19      85.45      61.40      92.71
------------------------------------------------------------------------------------------------------------------------------------
 Total:                3,310    $  461,739,208    100.00%     8.741%    615    $139,498     80.73%     87.08%     50.82%     86.34%
------------------------------------------------------------------------------------------------------------------------------------

                                                           Distribution by Months to Rate Reset

                                                  Pct.
                                                  Of                                         Weighted    Wt.
                                                  Pool       Weighted   Weighted             Avg.        Avg.
                        Number                    By         Avg.       Avg.      Avg.       Combined    CLTV                Pct.
Months to               of          Principal     Principal  Gross      Current   Principal  Original    incld   Pct.        Owner
Rate Reset              Loans        Balance      Balance    Coupon     FICO     Balance      LTV         SS.   Full Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
 1 - 12                    9    $    2,006,624      0.43%     7.602%    619    $222,958     84.46%     87.95%     23.82%     56.96%
 13 - 24               2,406       363,739,130     78.78      8.750     612     151,180     80.38      87.21      48.76      85.80
 25 - 36                 126        19,038,602      4.12      8.558     641     151,100     84.15      90.34      55.42      73.31
 49 & Above               53         8,911,323      1.93      8.105     639     168,138     75.49      86.70      50.60      93.92
 N/A                     716        68,043,529     14.74      8.858     623      95,033     82.19      85.45      61.40      92.71
------------------------------------------------------------------------------------------------------------------------------------
 Total:                3,310    $  461,739,208    100.00%     8.741%    615    $139,498     80.73%     87.08%     50.82%     86.34%
------------------------------------------------------------------------------------------------------------------------------------

(1) Columns may not add due to rounding.



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                            Distribution by Life Maximum Rate

                                                  Pct.
                                                  Of                                         Weighted    Wt.
                                                  Pool       Weighted   Weighted             Avg.        Avg.
                        Number                    By         Avg.       Avg.      Avg.       Combined    CLTV                Pct.
Life                    of          Principal     Principal  Gross      Current   Principal  Original    incld   Pct.        Owner
Maximum Rate            Loans        Balance      Balance    Coupon     FICO     Balance      LTV         SS.   Full Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
N/A                      716    $   68,043,529     14.74%     8.858%    623    $ 95,033     82.19%     85.45%     61.40%     92.71%
0.01 - 11.99%             12         2,295,733      0.50      6.164     690     191,311     75.34      91.54      75.20      97.61
12.00 - 12.49%            45         8,877,335      1.92      6.461     650     197,274     69.89      82.03      75.03      99.10
12.50 - 12.99%            96        17,844,554      3.86      6.907     647     185,881     75.14      86.88      74.17      94.83
13.00 - 13.49%           147        25,433,145      5.51      7.245     632     173,015     75.23      86.84      60.53      99.21
13.50 - 13.99%           313        50,726,792     10.99      7.721     629     162,066     76.93      88.21      59.79      94.21
14.00 - 14.49%           290        45,078,568      9.76      8.035     623     155,443     78.84      87.62      56.06      93.52
14.50 - 14.99%           393        61,315,413     13.28      8.571     617     156,019     80.30      88.18      39.25      87.20
15.00 - 15.49%           319        49,823,601     10.79      9.026     607     156,187     82.21      88.02      42.25      81.22
15.50 - 15.99%           322        46,184,782     10.00      9.414     600     143,431     83.60      87.09      40.40      75.36
16.00% & Above           657        86,115,757     18.65     10.337     592     131,074     84.73      86.58      42.38      73.95
------------------------------------------------------------------------------------------------------------------------------------
Total:(1)              3,310    $  461,739,208    100.00%     8.741%    615    $139,498     80.73%     87.08%     50.82%     86.34%
------------------------------------------------------------------------------------------------------------------------------------


                                                                  Distribution by Margin

                                                  Pct.
                                                  Of                                         Weighted    Wt.
                                                  Pool       Weighted   Weighted             Avg.        Avg.
                        Number                    By         Avg.       Avg.      Avg.       Combined    CLTV                Pct.
                        of          Principal     Principal  Gross      Current   Principal  Original    incld   Pct.        Owner
Margin                  Loans        Balance      Balance    Coupon     FICO     Balance      LTV         SS.   Full Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
 N/A                     716    $   68,043,529     14.74%     8.858%    623    $ 95,033     82.19%     85.45%     61.40%     92.71%
 0.01 - 4.99%             95        17,676,969      3.83      7.371     655     186,073     79.00      87.32      56.15      95.66
 5.00 - 5.49%            126        22,198,874      4.81      8.129     628     176,182     82.04      91.82      59.94      87.53
 5.50 - 5.99%            986       152,906,053     33.12      8.325     616     155,077     78.11      87.20      58.21      90.53
 6.00 - 6.49%            489        75,857,863     16.43      8.940     611     155,129     80.96      86.35      39.76      80.08
 6.50 - 6.99%            380        60,673,164     13.14      9.150     598     159,666     80.22      84.74      37.03      83.87
 7.00 - 7.49%            265        32,889,033      7.12      9.424     610     124,110     84.87      89.83      41.59      81.64
 7.50 - 7.99%            146        19,805,280      4.29      9.628     608     135,653     83.93      88.05      36.94      81.17
 8.00 - 8.49%             58         7,128,522      1.54      9.626     626     122,906     90.30      92.26      58.02      52.86
 8.50 - 8.99%             26         2,713,085      0.59     10.116     620     104,349     90.11      93.86      53.24      48.70
 9.00 - 9.49%             19         1,638,551      0.35     10.424     593      86,240     91.58      94.38      82.04      59.89
 9.50% & Above             4           208,284      0.05     11.488     569      52,071     92.37      92.37      49.64      77.72
------------------------------------------------------------------------------------------------------------------------------------
 Total:(1)             3,310    $  461,739,208    100.00%     8.741%    615    $139,498     80.73%     87.08%     50.82%     86.34%
------------------------------------------------------------------------------------------------------------------------------------


                                                       Distribution by Interest Only Term (Months)

                                                  Pct.
                                                  Of                                         Weighted    Wt.
                                                  Pool       Weighted   Weighted             Avg.        Avg.
                        Number                    By         Avg.       Avg.      Avg.       Combined    CLTV                Pct.
Interest                of          Principal     Principal  Gross      Current   Principal  Original    incld   Pct.        Owner
Only Term (Months)      Loans        Balance      Balance    Coupon     FICO     Balance      LTV         SS.   Full Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
 0                     3,049    $  408,732,645     88.52%     8.824%    612    $134,055     80.76%     87.06%     50.19%     85.99%
 24                        8         1,226,242      0.27      9.372     616     153,280     84.16      85.99       0.00     100.00
 60                      244        49,602,598     10.74      8.107     638     203,289     80.63      87.69      55.10      88.25
 84                        1           241,900      0.05      4.875     759     241,900     76.79      76.79     100.00     100.00
 120                       8         1,935,823      0.42      7.502     617     241,978     74.09      76.06     100.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
 Total:                3,310    $  461,739,208    100.00%     8.741%    615    $139,498     80.73%     87.08%     50.82%     86.34%
------------------------------------------------------------------------------------------------------------------------------------


(1) Columns may not add due to rounding.



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          The Mortgage Loans - Group II

Selected Mortgage Loan Data(1)

Scheduled Principal Balance:                                   $560,167,498
Number of Mortgage Loans:                                             3,513
Average Scheduled Principal Balance:                               $159,456
Weighted Average Gross Coupon:                                       8.562%
Weighted Average Net Coupon: (2)                                     8.052%
Weighted Average Current FICO Score:                                    626
Weighted Average Original LTV Ratio: (3)                              76.35%
Weighted Average Combined Original LTV Ratio: (3)                     80.54%
Weighted Average Stated Remaining Term (months):                        357
Weighted Average Seasoning (months):                                      1
Weighted Average Months to Roll: (4)                                     24
Weighted Average Gross Margin: (4)                                    6.14%
Weighted Average Initial Rate Cap: (4)                                2.60%
Weighted Average Periodic Rate Cap: (4)                               1.00%
Weighted Average Gross Maximum Lifetime Rate: (4)                    14.70%
Percentage of Loans with Silent Seconds: (5)                         39.01%
Non-Zero Back-Debt to Income Ratio:                                  42.34%
Percentage of Loans with Mortgage Insurance:                          0.00%

(1) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Statistical Calculation Date.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.

(3) With respect to first lien mortgage loans, the original LTV ratio reflects the original loan-to-value ratio and with respect to the second lien mortgage loans, the combined original LTV ratio reflects the ratio of the sum of the original principal balance of the second lien mortgage loans, plus the original principal balance of the related first lien mortgage loan, to the value of the related mortgaged property; the combined LTV ratio with silent seconds reflects the ratio of the sum of the original principal balance of the second lien mortgage loans, including any mortgage loans with subordinate liens outside of the mortgage pool, plus the original principal balance of the related first lien mortgage loan, to the original value of the related mortgaged property.

(4) Represents the weighted average of the adjustable rate mortgage loans in the mortgage pool.

(5) Represents percentage of mortgage loans in the mortgage loan pool as to which a second lien mortgage loan secured by the related mortgaged property was originated in connection with the origination of the first lien mortgage loan. The second lien mortgage loan is not included in the mortgage loan pool.

                                              Distribution by Current Principal Balance

                                                  Pct.
                                                  Of                                         Weighted    Wt.
                                                  Pool       Weighted   Weighted             Avg.        Avg.
                        Number                    By         Avg.       Avg.      Avg.       Combined    CLTV                Pct.
Current                 of          Principal     Principal  Gross      Current   Principal  Original    incld   Pct.        Owner
Principal Balance       Loans        Balance      Balance    Coupon     FICO     Balance      LTV         SS.   Full Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below          539    $   16,812,452      3.00%    11.314%    625    $ 31,192     94.54%     95.20%     51.40%     96.33%
$50,001 - $75,000        444        27,669,618      4.94     10.102     609      62,319     85.41      91.09      65.74      97.38
$75,001 - $100,000       445        39,079,969      6.98      9.184     610      87,820     81.12      89.55      70.63      98.64
$100,001 - $125,000      367        41,260,045      7.37      8.889     615     112,425     80.10      91.32      64.11      98.05
$125,001 - $150,000      313        43,132,218      7.70      8.787     615     137,803     79.90      90.80      67.06      98.41
$150,001 - $200,000      450        78,628,994     14.04      8.352     622     174,731     78.72      89.16      64.81      98.90
$200,001 - $250,000      292        65,313,852     11.66      8.359     627     223,678     79.45      90.82      53.84      99.34
$250,001 - $300,000      215        59,354,007     10.60      8.194     628     276,065     79.33      90.68      53.64      98.63
$300,001 - $350,000      127        41,476,657      7.40      8.146     637     326,588     79.68      93.16      48.28      99.19
$350,001 - $400,000      105        39,586,577      7.07      7.997     642     377,015     80.33      95.12      46.67      99.10
$400,001 & Above         216       107,853,109     19.25      8.141     634     499,320     80.38      88.98      38.80      92.94
------------------------------------------------------------------------------------------------------------------------------------
Total:(1)              3,513    $  560,167,498    100.00%     8.562%    626    $159,456     80.54%     90.79%     55.00%     97.54%
------------------------------------------------------------------------------------------------------------------------------------

(1) Columns may not add due to rounding.



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                     Distribution by Current Rate

                                                  Pct.
                                                  Of                                         Weighted    Wt.
                                                  Pool       Weighted   Weighted             Avg.        Avg.
                        Number                    By         Avg.       Avg.      Avg.       Combined    CLTV                Pct.
                        of          Principal     Principal  Gross      Current   Principal  Original    incld   Pct.        Owner
Current Rate            Loans        Balance      Balance    Coupon     FICO     Balance      LTV         SS.   Full Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
 5.00 - 5.49%              1    $      450,000      0.08%     5.250%    634    $450,000     66.18%     66.18%      0.00%    100.00%
 5.50 - 5.99%              5         1,258,537      0.22      5.877     708     251,707     63.82      63.82     100.00      61.26
 6.00 - 6.49%             74        19,306,683      3.45      6.285     650     260,901     71.24      77.61      96.39     100.00
 6.50 - 6.99%            193        47,251,026      8.44      6.783     644     244,824     75.51      86.83      80.36      99.74
 7.00 - 7.49%            235        52,987,955      9.46      7.267     633     225,481     77.33      89.30      75.15      98.22
 7.50 - 7.99%            432        94,016,801     16.78      7.750     631     217,631     78.45      90.87      62.72      98.25
 8.00 - 8.49%            383        70,141,607     12.52      8.241     629     183,137     79.45      92.40      52.78      98.75
 8.50 - 8.99%            541        94,496,733     16.87      8.740     623     174,670     80.69      92.97      41.81      98.46
 9.00% & Above         1,649       180,258,155     32.18     10.133     612     109,314     85.39      92.10      41.58      95.42
------------------------------------------------------------------------------------------------------------------------------------
 Total:(1)             3,513    $  560,167,498    100.00%     8.562%    626    $159,456     80.54%     90.79%     55.00%     97.54%
------------------------------------------------------------------------------------------------------------------------------------


                                                     Distribution by Credit Score

                                                  Pct.
                                                  Of                                         Weighted    Wt.
                                                  Pool       Weighted   Weighted             Avg.        Avg.
                        Number                    By         Avg.       Avg.      Avg.       Combined    CLTV                Pct.
                        of          Principal     Principal  Gross      Current   Principal  Original    incld   Pct.        Owner
Credit Score            Loans        Balance      Balance    Coupon     FICO     Balance      LTV         SS.   Full Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
 740 & Above              71    $   15,937,344      2.85%     8.208%    761    $224,470     80.62%     94.47%     25.23%     91.26%
 720 - 739                50        10,366,461      1.85      8.061     729     207,329     82.09      95.52      37.42      96.22
 700 - 719                82        17,852,067      3.19      8.149     708     217,708     81.49      92.94      31.55      89.92
 680 - 699               147        29,608,053      5.29      8.234     688     201,415     81.90      95.98      35.48      97.08
 660 - 679               276        47,896,458      8.55      8.436     669     173,538     82.79      94.70      32.92      95.72
 640 - 659               523        84,912,845     15.16      8.458     649     162,357     81.74      95.54      35.87      98.93
 620 - 639               775       119,506,964     21.33      8.550     629     154,203     80.76      93.99      40.96      98.31
 600 - 619               465        72,258,452     12.90      8.391     608     155,395     81.67      91.46      76.69      99.04
 580 - 599               521        73,174,037     13.06      8.592     589     140,449     79.89      88.22      78.60      98.23
 560 - 579               220        28,819,060      5.14      8.926     570     130,996     78.09      80.50      85.60      99.39
 540 - 559               154        24,917,490      4.45      9.059     550     161,802     78.07      79.05      81.24      96.97
 520 - 539               126        18,448,086      3.29      9.477     530     146,413     74.04      74.36      87.01      94.46
 500 - 519               103        16,470,182      2.94      9.434     509     159,905     74.91      75.93      91.04      97.58
------------------------------------------------------------------------------------------------------------------------------------
 Total:(1)             3,513    $  560,167,498    100.00%     8.562%    626    $159,456     80.54%     90.79%     55.00%     97.54%
------------------------------------------------------------------------------------------------------------------------------------

                                                         Distribution by Lien

                                                  Pct.
                                                  Of                                         Weighted    Wt.
                                                  Pool       Weighted   Weighted             Avg.        Avg.
                        Number                    By         Avg.       Avg.      Avg.       Combined    CLTV                Pct.
                        of          Principal     Principal  Gross      Current   Principal  Original    incld   Pct.        Owner
Lien                    Loans        Balance      Balance    Coupon     FICO     Balance      LTV         SS.   Full Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
 1                     2,839    $  530,750,470     94.75%     8.385%    625    $186,950     79.49%     90.31%     55.97%     97.52%
 2                       674        29,417,028      5.25     11.742     642      43,645     99.40      99.40      37.61      97.95
------------------------------------------------------------------------------------------------------------------------------------
 Total:                3,513    $  560,167,498    100.00%     8.562%    626    $159,456     80.54%     90.79%     55.00%     97.54%
------------------------------------------------------------------------------------------------------------------------------------



(1) Columns may not add due to rounding.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                Distribution by Combined Original LTV

                                                  Pct.
                                                  Of                                         Weighted    Wt.
                                                  Pool       Weighted   Weighted             Avg.        Avg.
                        Number                    By         Avg.       Avg.      Avg.       Combined    CLTV                Pct.
Combined                of          Principal     Principal  Gross      Current   Principal  Original    incld   Pct.        Owner
Original LTV            Loans        Balance      Balance    Coupon     FICO     Balance      LTV         SS.   Full Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
60.00% & Below           156    $   21,651,389      3.87%     7.863%    598    $138,791     51.17%     52.56%     91.37%     96.34%
60.01 - 70.00%           189        36,198,863      6.46      7.829     595     191,528     66.29      67.35      84.71      94.51
70.01 - 80.00%         2,014       380,130,632     67.86      8.250     631     188,744     79.46      94.03      51.96      97.87
80.01 - 85.00%            72        17,482,051      3.12      8.731     609     242,806     84.29      87.75      59.90      96.89
85.01 - 90.00%           221        41,081,924      7.33      9.247     604     185,891     89.69      91.47      46.78      97.32
90.01 - 95.00%           126        21,332,547      3.81      9.805     619     169,306     94.69      94.69      46.42      95.75
95.01 - 100.00%          735        42,290,092      7.55     10.987     647      57,538     99.91      99.91      48.64      99.20
------------------------------------------------------------------------------------------------------------------------------------
Total:                 3,513    $  560,167,498    100.00%     8.562%    626    $159,456     80.54%     90.79%     55.00%     97.54%
------------------------------------------------------------------------------------------------------------------------------------

                                                     Distribution by Original LTV

                                                  Pct.
                                                  Of                                         Weighted    Wt.
                                                  Pool       Weighted   Weighted             Avg.        Avg.
                        Number                    By         Avg.       Avg.      Avg.       Combined    CLTV                Pct.
                        of          Principal     Principal  Gross      Current   Principal  Original    incld   Pct.        Owner
Original LTV            Loans        Balance      Balance    Coupon     FICO     Balance      LTV         SS.   Full Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
 60.00% & Below          829    $   51,014,418      9.11%    10.098%    624    $ 61,537     78.98%     79.56%     60.36%     97.27%
 60.01 - 70.00%          189        36,198,863      6.46      7.829     595     191,528     66.29      67.35      84.71      94.51
 70.01 - 80.00%        2,014       380,130,632     67.86      8.250     631     188,744     79.46      94.03      51.96      97.87
 80.01 - 85.00%           69        17,236,483      3.08      8.700     608     249,804     84.28      87.79      60.07      96.85
 85.01 - 90.00%          214        40,795,500      7.28      9.231     603     190,633     89.69      91.48      46.83      97.30
 90.01 - 95.00%           92        20,038,348      3.58      9.697     617     217,808     94.69      94.69      48.37      96.80
 95.01 - 100.00%         106        14,753,254      2.63      9.531     656     139,182     99.84      99.84      67.78     100.00
------------------------------------------------------------------------------------------------------------------------------------
 Total:                3,513    $  560,167,498    100.00%     8.562%    626    $159,456     80.54%     90.79%     55.00%     97.54%
------------------------------------------------------------------------------------------------------------------------------------


                                                    Distribution by Documentation

                                                  Pct.
                                                  Of                                         Weighted    Wt.
                                                  Pool       Weighted   Weighted             Avg.        Avg.
                        Number                    By         Avg.       Avg.      Avg.       Combined    CLTV                Pct.
                        of          Principal     Principal  Gross      Current   Principal  Original    incld   Pct.        Owner
Documentation           Loans        Balance      Balance    Coupon     FICO     Balance      LTV         SS.   Full Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
Full Doc               2,086    $  308,107,628     55.00%     8.235%    608    $147,703     78.80%     87.08%    100.00%     97.57%
Stated Doc             1,312       228,742,807     40.83      9.021     648     174,347     82.63      95.53       0.00      97.26
Limited Doc               84        17,224,899      3.07      8.055     623     205,058     83.72      94.57       0.00      99.90
No Doc                    31         6,092,163      1.09      9.275     707     196,521     81.23      89.15       0.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:(1)              3,513    $  560,167,498    100.00%     8.562%    626    $159,456     80.54%     90.79%     55.00%     97.54%
------------------------------------------------------------------------------------------------------------------------------------

                                                       Distribution by Purpose

                                                  Pct.
                                                  Of                                         Weighted    Wt.
                                                  Pool       Weighted   Weighted             Avg.        Avg.
                        Number                    By         Avg.       Avg.      Avg.       Combined    CLTV                Pct.
                        of          Principal     Principal  Gross      Current   Principal  Original    incld   Pct.        Owner
Purpose                 Loans        Balance      Balance    Coupon     FICO     Balance      LTV         SS.   Full Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
Purchase               2,529    $  377,744,835     67.43%     8.722%    637    $149,365     83.08%     96.97%     44.14%     99.09%
Cashout Refinance        907       171,535,617     30.62      8.220     602     189,124     75.15      78.01      76.80      94.16
Rate/term Refinance       77        10,887,047      1.94      8.394     600     141,390     77.18      77.44      88.45      97.25
------------------------------------------------------------------------------------------------------------------------------------
Total:(1)              3,513    $  560,167,498    100.00%     8.562%    626    $159,456     80.54%     90.79%     55.00%     97.54%
------------------------------------------------------------------------------------------------------------------------------------


(1) Columns may not add due to rounding.



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                      Distribution by Occupancy

                                                  Pct.
                                                  Of                                         Weighted    Wt.
                                                  Pool       Weighted   Weighted             Avg.        Avg.
                        Number                    By         Avg.       Avg.      Avg.       Combined    CLTV                Pct.
                        of          Principal     Principal  Gross      Current   Principal  Original    incld   Pct.        Owner
Occupancy               Loans        Balance      Balance    Coupon     FICO     Balance      LTV         SS.   Full Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
Owner Occupied         3,437    $  546,393,687     97.54%     8.550%    625    $158,974     80.61%     91.04%     55.02%    100.00%
Investor                  49         8,504,650      1.52      8.758     644     173,564     76.44      76.44      68.71       0.00
Second Home               27         5,269,161      0.94      9.397     647     195,154     79.86      87.95      31.34       0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                 3,513    $  560,167,498    100.00%     8.562%    626    $159,456     80.54%     90.79%     55.00%     97.54%
------------------------------------------------------------------------------------------------------------------------------------


                                                    Distribution by Property Type


                                                  Pct.
                                                  Of                                         Weighted    Wt.
                                                  Pool       Weighted   Weighted             Avg.        Avg.
                        Number                    By         Avg.       Avg.      Avg.       Combined    CLTV                Pct.
                        of          Principal     Principal  Gross      Current   Principal  Original    incld   Pct.        Owner
Property Type           Loans        Balance      Balance    Coupon     FICO     Balance      LTV         SS.   Full Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
Single Family          2,629    $  403,332,333     72.00%     8.519%    621    $153,417     80.00%     89.74%     59.84%     98.12%
PUD                      514        83,923,486     14.98      8.760     626     163,275     82.38      93.51      41.85      98.79
Condo                    194        37,301,117      6.66      8.485     645     192,274     81.44      94.53      45.63      93.00
2 Family                 118        22,739,054      4.06      8.334     644     192,704     80.59      92.49      46.62      97.06
3-4 Family                58        12,871,507      2.30      9.238     661     221,923     82.77      92.06      31.24      85.21
------------------------------------------------------------------------------------------------------------------------------------
Total:(1)              3,513    $  560,167,498    100.00%     8.562%    626    $159,456     80.54%     90.79%     55.00%     97.54%
------------------------------------------------------------------------------------------------------------------------------------

                                                        Distribution by State

                                                  Pct.
                                                  Of                                         Weighted    Wt.
                                                  Pool       Weighted   Weighted             Avg.        Avg.
                        Number                    By         Avg.       Avg.      Avg.       Combined    CLTV                Pct.
                        of          Principal     Principal  Gross      Current   Principal  Original    incld   Pct.        Owner
State                   Loans        Balance      Balance    Coupon     FICO     Balance      LTV         SS.   Full Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
CA                       383    $  121,291,694     21.65%     7.875%    635    $316,688     78.65%     89.84%     51.47%     97.57%
FL                       450        79,730,509     14.23      8.438     635     177,179     79.74      89.95      55.21      96.63
TX                       535        58,664,916     10.47      8.799     616     109,654     81.99      93.28      60.24      99.63
GA                       223        27,178,977      4.85      9.291     619     121,879     83.81      94.96      38.56      98.54
IL                       133        22,789,075      4.07      8.942     641     171,346     82.37      94.99      38.03      96.57
AZ                        84        16,282,779      2.91      8.346     614     193,843     79.05      87.28      55.43      99.77
NV                        68        15,935,873      2.84      8.071     632     234,351     78.25      89.86      50.14     100.00
VA                        85        13,962,542      2.49      8.609     635     164,265     82.05      90.97      54.31      96.72
NY                        55        13,708,502      2.45      8.699     640     249,245     78.58      89.93      45.95      96.43
TN                       137        13,215,709      2.36      8.871     616      96,465     83.57      94.37      69.87     100.00
Other                  1,360       177,406,922     31.67      8.874     616     130,446     81.12      89.99      60.34      96.75
------------------------------------------------------------------------------------------------------------------------------------
Total:(1)              3,513    $  560,167,498    100.00%     8.562%    626    $159,456     80.54%     90.79%     55.00%     97.54%
------------------------------------------------------------------------------------------------------------------------------------


(1) Columns may not add due to rounding.



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                         Distribution by Zip

                                                  Pct.
                                                  Of                                         Weighted    Wt.
                                                  Pool       Weighted   Weighted             Avg.        Avg.
                        Number                    By         Avg.       Avg.      Avg.       Combined    CLTV                Pct.
                        of          Principal     Principal  Gross      Current   Principal  Original    incld   Pct.        Owner
Zip                     Loans        Balance      Balance    Coupon     FICO     Balance      LTV         SS.   Full Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
 89052                     5    $    2,025,600      0.36%     7.694%    613    $405,120     77.18%     81.04%     60.82%    100.00%
 93551                     5         1,991,000      0.36      7.616     607     398,200     78.56      90.17      32.38     100.00
 92335                     6         1,527,136      0.27      7.281     643     254,523     76.70      88.44     100.00     100.00
 75115                     8         1,475,441      0.26      8.591     620     184,430     85.31      90.84      57.88     100.00
 91344                     3         1,419,000      0.25      7.635     606     473,000     74.87      74.87      36.93     100.00
 92345                     6         1,406,121      0.25      7.942     626     234,353     78.48      88.94      84.07      89.97
 90706                     3         1,400,259      0.25      7.822     637     466,753     80.30      87.04       0.00     100.00
 92571                     4         1,340,938      0.24      8.200     584     335,234     83.91      88.62      76.43     100.00
 92545                     5         1,313,231      0.23      7.673     647     262,646     75.73      93.15      12.92     100.00
 92704                     3         1,303,500      0.23      8.795     635     434,500     78.13      90.65      36.82     100.00
 Other                 3,465       544,965,273     97.29      8.580     626     157,277     80.59      90.89      55.14      97.50
------------------------------------------------------------------------------------------------------------------------------------
 Total:(1)             3,513    $  560,167,498    100.00%     8.562%    626    $159,456     80.54%     90.79%     55.00%     97.54%
------------------------------------------------------------------------------------------------------------------------------------


                                             Distribution by Remaining Months to Maturity

                                                  Pct.
                                                  Of                                         Weighted    Wt.
                                                  Pool       Weighted   Weighted             Avg.        Avg.
                        Number                    By         Avg.       Avg.      Avg.       Combined    CLTV                Pct.
Remaining Months        of          Principal     Principal  Gross      Current   Principal  Original    incld   Pct.        Owner
to Maturity             Loans        Balance      Balance    Coupon     FICO     Balance      LTV         SS.   Full Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
 1 - 180                 218    $   11,702,038      2.09%    10.813%    646    $ 53,679     94.48%     94.48%     54.91%     98.54%
 181 - 240                36         2,338,662      0.42      8.866     610      64,963     85.56      85.56      92.75     100.00
 241 - 360             3,218       536,947,270     95.85      8.500     625     166,857     80.17      90.66      55.27      97.47
 421 - 480                41         9,179,528      1.64      9.216     634     223,891     83.09      94.90      29.69     100.00
------------------------------------------------------------------------------------------------------------------------------------
 Total:                3,513    $  560,167,498    100.00%     8.562%    626    $159,456     80.54%     90.79%     55.00%     97.54%
------------------------------------------------------------------------------------------------------------------------------------

                                                  Distribution by Amortization Type

                                                  Pct.
                                                  Of                                         Weighted    Wt.
                                                  Pool       Weighted   Weighted             Avg.        Avg.
                        Number                    By         Avg.       Avg.      Avg.       Combined    CLTV                Pct.
                        of          Principal     Principal  Gross      Current   Principal  Original    incld   Pct.        Owner
Amortization Type       Loans        Balance      Balance    Coupon     FICO     Balance      LTV         SS.   Full Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
1 YR ARM BALLOON 40/30     2    $      962,441      0.17%     7.343%    639    $481,220     80.00%    100.00%      0.00%    100.00%
2 YR ARM               1,443       226,296,754     40.40      8.746     613     156,824     79.86      89.45      57.13      96.60
2 YR ARM 40/40            35         7,549,192      1.35      9.261     633     215,691     81.85      95.25      22.83     100.00
2 YR ARM BALLOON 40/30   421       113,592,141     20.28      7.995     632     269,815     78.52      91.37      55.87      98.40
2 YR ARM IO              339        92,070,692     16.44      8.134     649     271,595     81.16      97.13      40.32      97.74
3 YR ARM                  67        10,705,879      1.91      8.763     618     159,789     83.57      89.68      55.27      97.94
3 YR ARM 40/40             4         1,358,437      0.24      9.099     638     339,609     92.17      96.08      60.84     100.00
3 YR ARM BALLOON 40/30    15         3,733,838      0.67      7.976     623     248,923     76.49      86.39      66.09     100.00
3 YR ARM IO               15         3,353,920      0.60      8.335     643     223,595     87.16      92.70      44.18     100.00
40 YR FIXED                2           271,900      0.05      8.551     632     135,950     72.02      79.07      64.73     100.00
5 YR ARM                  21         3,015,063      0.54      8.200     638     143,574     77.53      82.38      75.81      95.36
5 YR ARM BALLOON 40/30     7         1,485,594      0.27      6.933     623     212,228     71.59      76.17     100.00     100.00
5 YR ARM IO                7         1,917,090      0.34      8.350     684     273,870     80.00     100.00       7.20     100.00
6 MO ARM                   5         1,150,500      0.21      7.067     616     230,100     79.01      81.31       8.90     100.00
FIXED                    902        70,313,560     12.55      9.243     619      77,953     82.81      86.11      68.25      98.39
FIXED BALLOON 30/15      149         8,593,854      1.53     11.137     655      57,677     99.00      99.00      52.88      98.48
FIXED BALLOON 40/30       61        10,949,644      1.95      7.887     614     179,502     77.12      84.15      73.95      95.03
FIXED IO                  18         2,847,000      0.51      8.875     666     158,167     83.59      90.06      35.57     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                 3,513    $  560,167,498    100.00%     8.562%    626    $159,456     80.54%     90.79%     55.00%     97.54%
------------------------------------------------------------------------------------------------------------------------------------


(1) Columns may not add due to rounding.


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                 Distribution by Initial Periodic Cap

                                                  Pct.
                                                  Of                                         Weighted    Wt.
                                                  Pool       Weighted   Weighted             Avg.        Avg.
                        Number                    By         Avg.       Avg.      Avg.       Combined    CLTV                Pct.
Initial                 of          Principal     Principal  Gross      Current   Principal  Original    incld   Pct.        Owner
Periodic Cap            Loans        Balance      Balance    Coupon     FICO     Balance      LTV         SS.   Full Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
 1.00%                     5    $    1,150,500      0.21%     7.067%    616    $230,100     79.01%     81.31%      8.90%    100.00%
 2.00%                   971       192,679,816     34.40      8.538     627     198,434     79.49      91.46      55.71      97.42
 3.00%                 1,385       270,009,033     48.20      8.361     625     194,952     80.30      91.72      50.33      97.41
 5.00%                    20         3,352,191      0.60      7.663     636     167,610     75.09      80.39      87.81     100.00
 N/A                   1,132        92,975,958     16.60      9.245     623      82,134     83.63      87.17      66.49      98.05
------------------------------------------------------------------------------------------------------------------------------------
 Total:(1)             3,513    $  560,167,498    100.00%     8.562%    626    $159,456     80.54%     90.79%     55.00%     97.54%
------------------------------------------------------------------------------------------------------------------------------------

                                                     Distribution by Periodic Cap

                                                  Pct.
                                                  Of                                         Weighted    Wt.
                                                  Pool       Weighted   Weighted             Avg.        Avg.
                        Number                    By         Avg.       Avg.      Avg.       Combined    CLTV                Pct.
                        of          Principal     Principal  Gross      Current   Principal  Original    incld   Pct.        Owner
Periodic Cap            Loans        Balance      Balance    Coupon     FICO     Balance      LTV         SS.   Full Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
 1.00%                 2,381    $  467,191,540     83.40%     8.426%    626    $196,217     79.93%     91.51%     52.72%     97.44%
 N/A                   1,132        92,975,958     16.60      9.245     623      82,134     83.63      87.17      66.49      98.05
------------------------------------------------------------------------------------------------------------------------------------
 Total:                3,513    $  560,167,498    100.00%     8.562%    626    $159,456     80.54%     90.79%     55.00%     97.54%
------------------------------------------------------------------------------------------------------------------------------------

                                                           Distribution by Months to Rate Reset

                                                  Pct.
                                                  Of                                         Weighted    Wt.
                                                  Pool       Weighted   Weighted             Avg.        Avg.
                        Number                    By         Avg.       Avg.      Avg.       Combined    CLTV                Pct.
Months to               of          Principal     Principal  Gross      Current   Principal  Original    incld   Pct.        Owner
Rate Reset              Loans        Balance      Balance    Coupon     FICO     Balance      LTV         SS.   Full Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
 1 - 12                    7    $    2,112,941      0.38%     7.193%    626    $301,849     79.46%     89.82%      4.85%    100.00%
 13 - 24               2,238       439,508,778     78.46      8.433     626     196,385     79.82      91.66      52.69      97.36
 25 - 36                 101        19,152,074      3.42      8.559     625     189,624     83.43      90.02      55.83      98.85
 49 & Above               35         6,417,747      1.15      7.952     648     183,364     76.89      86.20      60.92      97.82
 N/A                   1,132        92,975,958     16.60      9.245     623      82,134     83.63      87.17      66.49      98.05
------------------------------------------------------------------------------------------------------------------------------------
 Total:(1)             3,513    $  560,167,498    100.00%     8.562%    626    $159,456     80.54%     90.79%     55.00%     97.54%
------------------------------------------------------------------------------------------------------------------------------------

                                                  Distribution by Life Maximum Rate

                                                  Pct.
                                                  Of                                         Weighted    Wt.
                                                  Pool       Weighted   Weighted             Avg.        Avg.
                        Number                    By         Avg.       Avg.      Avg.       Combined    CLTV                Pct.
Life                    of          Principal     Principal  Gross      Current   Principal  Original    incld   Pct.        Owner
Maximum Rate            Loans        Balance      Balance    Coupon     FICO     Balance      LTV         SS.   Full Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
 N/A                   1,132    $   92,975,958     16.60%     9.245%    623    $ 82,134     83.63%     87.17%     66.49%     98.05%
 0.01 - 11.99%             7         1,329,371      0.24      6.362     665     189,910     70.40      77.74     100.00     100.00
 12.00 - 12.49%           46        11,486,215      2.05      6.292     648     249,700     71.20      79.16      93.99     100.00
 12.50 - 12.99%          113        29,641,542      5.29      6.888     642     262,315     75.88      88.41      80.66      97.95
 13.00 - 13.49%          165        39,938,482      7.13      7.206     641     242,051     77.18      90.10      73.11      99.21
 13.50 - 13.99%          286        68,266,086     12.19      7.632     637     238,693     78.77      91.87      57.85      99.21
 14.00 - 14.49%          257        54,305,553      9.69      8.090     631     211,306     79.44      93.10      52.66      98.68
 14.50 - 14.99%          411        84,013,213     15.00      8.470     626     204,412     80.42      93.66      45.69      97.84
 15.00 - 15.49%          292        54,331,674      9.70      8.898     623     186,067     80.74      92.26      39.38      95.39
 15.50 - 15.99%          297        52,527,620      9.38      9.212     620     176,861     81.75      93.36      34.09      96.88
 16.00% & Above          507        71,351,784     12.74     10.154     600     140,733     83.66      89.77      49.45      94.65
------------------------------------------------------------------------------------------------------------------------------------
 Total:(1)             3,513    $  560,167,498    100.00%     8.562%    626    $159,456     80.54%     90.79%     55.00%     97.54%
------------------------------------------------------------------------------------------------------------------------------------

(1) Columns may not add due to rounding.



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                        Distribution by Margin

                                                  Pct.
                                                  Of                                         Weighted    Wt.
                                                  Pool       Weighted   Weighted             Avg.        Avg.
                        Number                    By         Avg.       Avg.      Avg.       Combined    CLTV                Pct.
                        of          Principal     Principal  Gross      Current   Principal  Original    incld   Pct.        Owner
Margin                  Loans        Balance      Balance    Coupon     FICO     Balance      LTV         SS.   Full Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
N/A                    1,132    $   92,975,958     16.60%     9.245%    623    $ 82,134     83.63%     87.17%     66.49%     98.05%
0.01 - 4.99%             108        24,340,261      4.35      7.422     655     225,373     78.30      92.50      41.59     100.00
5.00 - 5.49%             125        27,888,965      4.98      7.717     637     223,112     79.95      93.85      61.35      97.62
5.50 - 5.99%             902       183,193,974     32.70      8.034     627     203,098     78.67      91.20      71.59      98.20
6.00 - 6.49%             474        95,863,025     17.11      8.661     624     202,243     80.85      91.56      37.01      96.40
6.50 - 6.99%             427        84,908,883     15.16      8.848     621     198,850     80.05      90.81      36.66      96.71
7.00 - 7.49%             192        28,731,978      5.13      9.277     617     149,646     81.83      91.58      46.49      96.41
7.50 - 7.99%              97        15,052,025      2.69      9.812     624     155,176     84.47      93.18      27.66      99.15
8.00 - 8.49%              33         4,273,433      0.76      9.877     576     129,498     86.59      90.88      57.55      86.80
8.50 - 8.99%              15         1,638,179      0.29     10.300     622     109,212     88.11      93.69      43.89      97.46
9.00 - 9.49%               7           967,388      0.17     10.581     566     138,198     78.61      81.26      27.71     100.00
9.50% & Above              1           333,429      0.06     11.050     549     333,429     95.00      95.00     100.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                 3,513    $  560,167,498    100.00%     8.562%    626    $159,456     80.54%     90.79%     55.00%     97.54%
------------------------------------------------------------------------------------------------------------------------------------


                                             Distribution by Interest Only Term (Months)

                                                  Pct.
                                                  Of                                         Weighted    Wt.
                                                  Pool       Weighted   Weighted             Avg.        Avg.
                        Number                    By         Avg.       Avg.      Avg.       Combined    CLTV                Pct.
Interest Only           of          Principal     Principal  Gross      Current   Principal  Original    incld   Pct.        Owner
Term (Months)           Loans        Balance      Balance    Coupon     FICO     Balance      LTV         SS.   Full Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
 0                     3,134    $  459,978,796     82.11%     8.648%    620    $146,771     80.35%     89.47%     58.34%     97.46%
 24                        4           708,905      0.13      8.849     660     177,226     92.08      99.08       0.00     100.00
 60                      374        99,082,197     17.69      8.167     650     264,926     81.33      96.81      39.72      97.90
 120                       1           397,600      0.07      6.650     689     397,600     80.00     100.00     100.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
 Total:                3,513    $  560,167,498    100.00%     8.562%    626    $159,456     80.54%     90.79%     55.00%     97.54%
------------------------------------------------------------------------------------------------------------------------------------



This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any
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imposing any limitation of any kind.



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